Survivorship Flexible Premium Adjustable Variable Life Insurance Policy*


Issued by C.M. Life Insurance Company

This prospectus describes a survivorship life insurance policy (the "policy") offered by C.M. Life Insurance Company ("C.M. Life"). While the policy is in force, it provides lifetime insurance protection on the two Insureds named in the policy. It pays a death benefit at the death of the surviving Insured (the "second death").

In this prospectus, "you" and "your" refer to the Owner of the policy. "We," "us," and "our" refer to C.M. Life. "MassMutual" refers to Massachusetts Mutual Life Insurance Company. C.M. Life is a wholly owned subsidiary of MassMutual.

The policy provides premium-payment and death-benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the death benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate net premiums and account value among the divisions of the Separate Account offered under this policy and a Guaranteed Principal Account (the "GPA"). Each division invests in shares of a designated investment fund. Currently, the funds listed at right are available under this policy.

You bear the investment risk of any account value allocated to the investment funds. The death benefit may vary, and the net surrender value will vary, depending on the investment performance of the funds.

This Policy is not a deposit or obligation of, or guaranteed or endorsed by, any financial institution. It is not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency. It is also subject to investment risks, including loss of the principal amount invested.

We service the policy at our Administrative Office located at 1295 State Street, Springfield, Massachusetts 01111-0001. Our telephone number is (413) 788-8411. Our Home Office is located in Hartford, Connecticut.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

This policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

*Title may vary in some jurisdictions.



MML Series Investment Fund
--------------------------
   MML Equity Fund
   MML Money Market Fund
   MML Managed Bond Fund
   MML Blend Fund
   MML Equity Index Fund
   MML Small Cap Value Equity Fund
   MML Growth Equity Fund
   MML Small Cap Growth Equity Fund

Oppenheimer Variable Account Funds
----------------------------------
   Oppenheimer Aggressive Growth Fund/VA
   Oppenheimer Global Securities Fund/VA
   Oppenheimer Capital Appreciation Fund/VA
   Oppenheimer Strategic Bond Fund/VA
   Oppenheimer Main Street Growth & Income Fund/VA
   Oppenheimer High Income Fund/VA
   Oppenheimer Bond Fund/VA

Variable Insurance Products Fund II
-----------------------------------
   Fidelity's VIP II Contrafund(R) Portfolio

T. Rowe Price Equity Series, Inc.
---------------------------------
   T. Rowe Price Mid-Cap Growth Portfolio

American Century Variable Portfolios, Inc.
------------------------------------------
   American Century's VP Income & Growth Fund

BT Insurance Funds
------------------
   Bankers Trust's Small Cap Index

Goldman Sachs Variable Insurance Trust
--------------------------------------
   Goldman Sachs Capital Growth Fund

Janus Aspen Series
------------------
   Janus Aspen Capital Appreciation Portfolio
   Janus Aspen Worldwide Growth Portfolio

Templeton Variable Product Series Fund
--------------------------------------
   Templeton International Fund


Neither the United States Securities and Exchange Commission nor any state securities commission has approved this prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.


EFFECTIVE FEBRUARY 3, 2000

Table of Contents
I.   INTRODUCTION.............................................................3

II.  DETAILED DESCRIPTION OF POLICY FEATURES
      Purchasing the Policy...................................................7
      Death Benefit...........................................................7
      Premiums................................................................9
      Transfers..............................................................10
      Policy Termination and Reinstatement...................................11
      Charges and Deductions.................................................12
      Deductions from Premiums...............................................12
      Monthly Charges Against the Account Value..............................12
      Daily Charges Against the Separate Account.............................13
      Surrender Charges......................................................13
      Other Charges..........................................................14
      Special Circumstances..................................................14
      Account Value and Net Surrender Value..................................14
      Policy Loan Privilege..................................................15

III. INVESTMENT OPTIONS
      The Guaranteed Principal Account.......................................17
      The Separate Account...................................................17
      The Funds..............................................................18
      Fund Profiles..........................................................18
      The Investment Advisers................................................21

IV.  OTHER POLICY INFORMATION
      When We Pay Proceeds...................................................23
      Payment Options........................................................23
      Beneficiary............................................................24
      Assignment.............................................................24
      Limits on Our Right to Challenge the Policy............................24
      Error of Age or Gender.................................................24
      Suicide................................................................24
      Additional Benefits You Can Get by Rider...............................25
      Sales and Other Agreements.............................................26

V.   OTHER INFORMATION
      C.M. Life and MassMutual...............................................27
      Annual Reports.........................................................27
      Federal Income Tax Considerations......................................27
      Your Voting Rights.....................................................31
      Reservation of Rights..................................................31
      Service Agreement......................................................31
      Bonding Arrangement....................................................31
      Legal Proceedings......................................................32
      Experts................................................................32

Appendix A
      Definition of Terms....................................................33

Appendix B
      Examples of Death Benefit Option Changes...............................35

Appendix C
      Rates of Return........................................................37

Appendix D
      Illustration of Death Benefits, Net Surrender Values, and
        Accumulated Premiums.................................................41

Appendix E
      Directors of C.M. Life.................................................54
      Principal Officers.....................................................55

Appendix F
      Unaudited Interim Financial Statements................................F-1
      Financial Statements.................................................FF-1

2  Table of Contents

I. Introduction

Please refer to Appendix A, for definitions of the terms contained in this prospectus.

You should consult your policy for more information about its terms and conditions, and for any state-specific variations that may apply to your policy. These variations will depend on the "contract state" of your policy; it is usually the state or other jurisdiction in which you live.

The policy is a life insurance contract providing a death benefit, an account value, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. The policy is a "survivorship" policy because it provides life insurance on two insured lives and pays a death benefit at the time of the second death.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments ("planned premium payments"); but if a planned premium payment is not made the policy will not necessarily terminate. If planned premium payments are made, they do not guarantee that the policy will remain in force. The policy allows you to vary premium payments with your income flows or other financial decisions.

You may increase or decrease the death benefit and change the Death Benefit Option under the policy. Further, the death benefit may vary, and the net surrender value will vary, with the investment experience of the investment funds in which an Owner has account value. The GPA interest rate is declared and guaranteed each calendar year. This guaranteed calendar-year rate will not be less than 3%; it may be greater than 3%. We may credit interest periodically at rates that exceed the guaranteed rate.

The following diagram summarizes how the policy works.

                             HOW THE POLICY WORKS

                                Premium Payment

                          We deduct a premium expense
                           charge from each premium
                        payment (graphic arrow to "Net
                                   Premium")

                                  Net Premium

                          We allocate the net premium
                          and account value among the
                           divisions of the Separate
                         Account and the GPA based on
                           the percentages you have
                           chosen (graphic arrow to
                               "Account Value")


                              Investment Earnings


                        Each day we credit or debit the
                     investment earnings or losses of the
                       divisions of the Separate Account
                     less fund investment management fees
                          and Separate Account fees.
                      (graphic arrow to "Account Value")

                       We also credit interest on values
                                  in the GPA.




                                 Death Benefit

                       You have a choice of three Death
                      Benefit Options. You can change the
                            Option at a later date.




                     ------------------------------------

                                 Account Value

                         You determine how the account
                         value is allocated among the
                         available investment options.
                          (graphic arrows to "Account
                         Value Charges", "Owner Access
                           to Account Value", "Death
                         Benefit", "Policy Surrender")


                     ------------------------------------

                             Account Value Charges

                         Each month we deduct charges
                   for administrative, insurance, and rider
                                   expenses.


                            Access to Account Value

                             While Policy In Force
                         You may access account values
                      through loans and withdrawals after
                            the first Policy Year.


                               Policy Surrender

                     You may surrender your policy at any
                       time. If you surrender during the
                      first 14 years after Policy Date or
                     after any increase in Face Amount is
                       effective, we deduct a surrender
                      charge from any amount we pay you.

                                      Detailed Description of Policy Features  3

All expense charges and deductions are described in Charges and Deductions in
Part II. A summary of the product and Separate Account charges follows.


--------------------------------------------------------------------------------------------------------------------
                                             CURRENT RATE                             GUARANTEED RATE
--------------------------------------------------------------------------------------------------------------------
 Premium Expense Charge          All Coverage Years: 8.5% of premium       All Coverage Years: 10.0% of premium
                                 up to Premium Expense Factor; 5.0%        up to Premium Expense Factor; 7.5% of
                                 of premium over Premium Expense           premium over Premium Expense Factor.
                                 Factor.
--------------------------------------------------------------------------------------------------------------------
 Administrative Charge           Policy Years 1-10: $12 per month per      All Policy Years: $12 per month per
                                 policy.                                   policy.
                                 Policy Years 11+: $8 per month per
                                 policy.
--------------------------------------------------------------------------------------------------------------------
 Face Amount Charge              A rate that varies by the Issue           A rate that varies by the Issue Ages,
                                 Ages, genders, and risk                   genders, and risk classifications of
                                 classifications of the Insureds, and      the Insureds, and by the year of
                                 by the year of coverage.  The             coverage.  The monthly rate, per
                                 monthly rate, per $1,000 of Face          $1,000 of Face Amount, ranges from:
                                 Amount, ranges from:                      Coverage Years 1-10: $0.06 to $0.18
                                 Coverage Years 1-10: $0.03 to $0.15       Coverage Years 11+: $0.00
                                 Coverage Years 11+: $0.00
--------------------------------------------------------------------------------------------------------------------
 Insurance Charges               A per-thousand rate applied to the        For standard risks, the guaranteed
                                 insurance risk each month. The rate       cost of insurance rates are based on
                                 varies by the Issue Ages, genders,        the Commissioners 1980 Standard
                                 and risk classifications of the           Ordinary (CSO) Mortality Tables.
                                 Insureds, and by the year of
                                 coverage.
--------------------------------------------------------------------------------------------------------------------
  Mortality and Expense Risk     All Policy Years: 0.25%, on an            All Policy Years: 0.60%, on an annual
  Charge                         annual basis, of daily net asset          basis, of daily net asset value of
                                 value of the Separate Account.            the Separate Account.
--------------------------------------------------------------------------------------------------------------------
  Investment Management Fees and                      (See separate table on next page.)
  Other Expenses
--------------------------------------------------------------------------------------------------------------------
  Loan Rate Expense Charge       Policy Years 1-10: 0.50% of loaned        All Policy Years: 0.80% of loaned
                                 amount.                                   amount.
                                 Policy Years 11+: 0.25% of loaned
                                 amount.
--------------------------------------------------------------------------------------------------------------------
  Withdrawal Fee                 $25                                       $25
--------------------------------------------------------------------------------------------------------------------
  Surrender Charges              Coverage Years 1-5:  Based on the         Coverage Years 1-5:  Based on the
  (Taken upon policy surrender;  Target Premium (but not to exceed         Target Premium (but not to exceed $45
  also, a partial surrender      $45 per thousand of Face Amount).         per thousand of Face Amount).
  charge may be taken upon       Coverage Years 6-14: The preceding        Coverage Years 6-14: The preceding
  decrease in Face Amount)       year surrender charge reduced by 10%      year surrender charge reduced by 10%
                                 of the first-year surrender charge.       of the first-year surrender charge.
--------------------------------------------------------------------------------------------------------------------

The Premium Expense Factor referenced above is used to determine the premium expense charge and sales compensation. The Premium Expense Factor is shown in the policy; it can be quoted upon request before the policy is issued. Examples of current Premium Expense Factors per $1,000 of Face Amount, for a Male and Female, both Non-Tobacco risk class, are: Both Age 25 - $2.48; Both Age 55 - $12.45; Both Age 85 - $58.83. The Premium Expense Factor for your policy will be based on the Issue Ages, genders, and risk classes of the Insureds, and on the Face Amount.

The Target Premium referenced above is used to determine surrender charges. Although the Target Premium is not shown in the policy, the surrender charges are listed in the policy; they can be quoted upon request before the policy is issued. Examples of current Target Premiums per $1,000 of Face Amount, for a Male and Female, both Non-Tobacco risk class, are: Both Age 25 - $2.48; Both Age 55 - $12.45; Both Age 85 - $58.83. The Target Premium for your policy will be based on the Issue Ages, genders, and risk classes of the Insureds, and on the Face Amount.

4  Detailed Description of Policy Features

                           INVESTMENT MANAGEMENT FEES
                               AND OTHER EXPENSES

           Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 1998.

-------------------------------------------------------------------------------------------------------
                                                                                            Total Fund
                                                                            Other           Operating
    Fund Name                                         Management Fees      Expenses          Expenses
------------------------------------                 -----------------    ----------    ---------------
-------------------------------------------------------------------------------------------------------
  MML Equity Fund                                          0.37%/1/          0.00%/1/         0.37%
-------------------------------------------------------------------------------------------------------
  MML Money Market  Fund                                   0.46%             0.03%            0.49%
-------------------------------------------------------------------------------------------------------
  MML Managed Bond Fund                                    0.45%             0.03%            0.48%
-------------------------------------------------------------------------------------------------------
  MML Blend Fund                                           0.37%/1/          0.00%/1/         0.37%
-------------------------------------------------------------------------------------------------------
  MML Equity Index Fund                                    0.40%             0.20%            0.60%
-------------------------------------------------------------------------------------------------------
  MML Small Cap Value Equity Fund                          0.67%             0.11%/1/         0.78%
-------------------------------------------------------------------------------------------------------
  MML Growth Equity Fund                                   0.80%             0.11%/1/         0.91%/2/
-------------------------------------------------------------------------------------------------------
  MML Small Cap Growth Equity Fund                         1.08%             0.11%/1/         1.19%/2/
-------------------------------------------------------------------------------------------------------
  Oppenheimer Aggressive Growth Fund/VA                    0.69%             0.02%            0.71%
-------------------------------------------------------------------------------------------------------
  Oppenheimer Global Securities Fund/VA                    0.68%             0.06%            0.74%
-------------------------------------------------------------------------------------------------------
  Oppenheimer Capital Appreciation Fund/VA/3/              0.72%             0.03%            0.75%
-------------------------------------------------------------------------------------------------------
  Oppenheimer Strategic Bond Fund/VA                       0.74%             0.06%            0.80%
-------------------------------------------------------------------------------------------------------
  Oppenheimer Main Street Growth & Income Fund/VA          0.74%             0.05%            0.79%
-------------------------------------------------------------------------------------------------------
  Oppenheimer High Income Fund/VA                          0.74%             0.04%            0.78%
-------------------------------------------------------------------------------------------------------
  Oppenheimer Bond Fund/VA                                 0.72%             0.02%            0.74%
-------------------------------------------------------------------------------------------------------
  VIP II Contrafund(R) Portfolio                           0.59%             0.11%/4/         0.70%/4/
-------------------------------------------------------------------------------------------------------
  T. Rowe Price Mid-Cap Growth Portfolio                   0.85%             0.00%            0.85%
-------------------------------------------------------------------------------------------------------
  American Century's VP Income & Growth Fund              N/A               N/A               0.70%
-------------------------------------------------------------------------------------------------------
  Bankers Trust's Small Cap Index                          0.35%             0.10%            0.45%/5/
-------------------------------------------------------------------------------------------------------
  Goldman Sachs Capital Growth                             0.75%             0.15%            0.90%
-------------------------------------------------------------------------------------------------------
  Janus Aspen Capital Appreciation Portfolio               0.70%             0.22%            0.92%/6/
-------------------------------------------------------------------------------------------------------
  Janus Aspen Worldwide Growth Portfolio                   0.65%             0.07%            0.72%/6/
-------------------------------------------------------------------------------------------------------
  Templeton International                                  0.69%             0.42%            1.11%
-------------------------------------------------------------------------------------------------------


/1/ MassMutual has agreed to bear the expenses (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of
 .11% of the average daily net asset values through April 30, 2000 for MML Equity Fund, MML Blend Fund, MML Small Cap Value Equity Fund, MML Growth Equity Fund and MML Small Cap Growth Equity Fund. Such agreement cannot be terminated unilaterally by MassMutual. The expenses shown for the MML Growth Equity Fund and MML Small Cap Growth Equity Fund include this reimbursement. If not included, the other expenses for these Funds in 1999 are estimated to be 0.25%, for the MML Growth Equity Fund and 0.25% for the MML Small Cap Growth Equity Fund. We do not expect that we will be required to reimburse any expenses of the MML Equity Fund, MML Blend Fund and MML Small Cap Value Equity Fund in
1999.

                                      Detailed Description of Policy Features  5

/2/ The MML Growth Equity Fund and the MML Small Cap Growth Equity Fund began operations in 1999 and therefore, had no operating expenses as of December 31, 1998. The investment manager estimates that the total operating expenses for these Funds in 1999 will be as shown.

/3/ Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

/4/ A portion of the brokerage commissions that Contrafund pays was used to reduce the Other Expenses for the Fund. In addition, Contrafund, or the investment manager on behalf of the fund, entered into an arrangement with a fund custodian whereby credits realized as a result of non-invested cash balances were used to reduce custodian expenses. With such reductions, the Other Expenses became 0.07%, decreasing the Total Fund Operating Expenses to 0.66%.

/5/ Bankers Trust Company has voluntarily undertaken to waive its management fee and reimburse the BT Small Cap Index Fund certain expenses so that the total fund expenses for the BT Small Cap Index Fund will not exceed 0.45%. Bankers Trust Company may not recoup any of its waived investment advisory fees. Such waivers by Bankers Trust Company should stay in effect for at least 12 months. Without such waivers and reimbursements, the total fund expenses for the BT Small Cap Index Fund would have been 1.58%.

/6/ Janus Capital has agreed to reduce the management fee of the Janus Aspen Worldwide Growth Portfolio and the Janus Aspen Capital Appreciation Portfolio to the level of their corresponding Janus retail funds. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement. Without such reductions, the total fund expenses for the Janus Aspen Worldwide Growth Portfolio and the Janus Aspen Capital Appreciation Portfolio would have been 0.74% and 0.97%, respectively.

(See the funds' prospectuses for more information.)

6  Detailed Description of Policy Features

II. Detailed Description of Policy Features

Purchasing the Policy

To purchase a policy, you must send a completed application to our Administrative Office. The minimum Initial Face Amount of a policy is currently $100,000. The policy can be issued for two Insureds where the older Insured is between the ages of 18 and 90 inclusive, and the younger Insured is between the ages of 18 and 85 inclusive. Before issuing a policy, we will require evidence of insurability. This usually will require a medical examination.

We determine whether to accept or reject the application for the policy and the Insureds' risk classifications. If we do not accept the application, we will refund any premium paid.

Coverage under the policy becomes effective on the Issue Date of the policy or, if later, the date the first premium is paid. See Premiums for more about the first premium. For the first premium to be paid, we must receive it in good order.


Unisex Policy. Policies generally are issued with values that vary based on the genders of the Insureds. Policies purchased in Montana are "unisex"; that is, the policy values do not vary by the genders of the Insureds. Policies purchased elsewhere as part of an employee benefit plan also may have policy values that do not vary by the genders of the Insureds. References in the prospectus to sex-distinct policy values are not applicable to unisex policies. Upon request we will provide you illustrations showing the effect of unisex rates on premiums, net surrender values, and death benefits.

Right to Return the Policy. Once you receive your policy, you should review it carefully. If you are not satisfied with your policy, you may cancel it within 10 days after you receive it. (This period of time may vary by state.)

To cancel the policy, return it to us at our Administrative Office, to the agent who sold the policy, or to one of our agency offices. If you cancel your policy, we will give you a refund.

In most states, this refund is the sum of:

(i)   any premium paid for the policy; plus

(ii)  any interest credited to the policy under the GPA; plus or minus

(iii) an amount reflecting the investment experience of the divisions of the Separate Account under this policy to the date we receive the policy; minus

(iv)  any amounts withdrawn and any policy debt.

In other states, this refund is equal to any premium paid for the policy, reduced by any amounts withdrawn and any policy debt.

Consult your policy to determine which refund applies under your policy. A few states have variations of these two refund types.

Death Benefit

While the policy is in force, we will pay the death benefit to the named Beneficiary at the second death. Although we normally will pay the death benefit within seven days of receiving satisfactory proof of the Insureds' deaths, we may delay payments under certain circumstances. All or part of the death benefit can be paid in cash or under one or more of the payment options described in the policy.

Minimum Death Benefit. In order to qualify as life insurance under Internal Revenue Code ("IRC") Section 7702, the policy has a minimum death benefit determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued.

Under one test, the Cash Value Test, the minimum death benefit is equal to a percentage of the account value. The percentage depends on the genders (male, female, unisex), tobacco classifications, and Attained Ages of both Insureds.

Under the other test, the Guideline Premium Test, the minimum death benefit also is equal to a percentage of the account value, but the percentage varies only by the Attained Age of the younger Insured. The percentages are shown in the policy.

                                      Detailed Description of Policy Features  7

Your choice of the Guideline Premium Test or the Cash Value Test will depend on how you intend to pay premiums. In general, if you intend to pay premiums in early policy years only, the Cash Value Test may be more appropriate. If you intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should see policy illustrations of both approaches to determine how the policy works under each approach, and which is better for you.

Death Benefit Options. The death benefit is the benefit provided under the Death Benefit Option in effect on the date of the second death. This benefit is reduced by any outstanding policy debt and any due but unpaid premium needed to avoid policy termination. You may choose one of three Death Benefit Options:
(a) Option 1 (a level amount option) or
(b) Options 2 or 3 (variable amount options).

You choose the Death Benefit Option in the application and you may change the option at a later date subject to certain restrictions described in Changes in Death Benefit Option.

The death benefit provided by Options 1, 2, and 3 is as follows.

Option 1 - The benefit is the greater of:

(a)  the Face Amount on the date of the second death; and

(b)  the minimum death benefit on the date of the second death.

Option 2 - The benefit is the greater of:

(a)  the Face Amount plus the account value on the date of the second death; and

(b)  the minimum death benefit on the date of the second death.

Option 3 - The benefit is the greater of:

(a) the Face Amount plus the premiums paid less any premiums refunded under the policy to the date of the second death; and

(b)  the minimum death benefit on the date of the second death.

See Appendix B for examples of how changes in account value and the amount of premiums paid may affect the death benefit of a policy.

Changes in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option. You must provide a written application and you may have to provide evidence that the Insureds still are insurable. The effective date of a change will be the Monthly Charge Date on or preceding the date we approve the change. A change in the Death Benefit Option will result in a change of the policy Face Amount. The death benefit under the new Death Benefit Option will be the same as the death benefit under the old Death Benefit Option at the time of the change.

You cannot change the Death Benefit Option if:

1.   the Face Amount is reduced to less than $100,000 as a result of the change;

2. the Attained Age of the younger Insured has reached 85, or the older has reached 90; or

3.   only one of the Insureds is alive.

When the policy Face Amount changes as a result of a change in the Death Benefit Option, the monthly charges also will change. The change in Face Amount also may change the charges for certain additional benefits. The change in Face Amount will not change the policy surrender charge.

For examples of Death Benefit Option changes and how they impact the contract, see Appendix B.

Changes in Face Amount. You may request an increase or decrease in the Face Amount by submitting the request for a change of Face Amount to our Administrative Office. The Face Amount change will be effective on the Monthly Charge Date on or preceding our approval of the request.

Increases in Face Amount. You must provide us with a written application and evidence the Insureds still are insurable to increase your Face Amount. An increase may not be less than $50,000. You may not increase the Face Amount of the policy after the younger Insured reaches Attained Age 85 or, if earlier, after the older Insured reaches Attained Age 90.

If you increase the policy Face Amount, the monthly charges will increase.

Decreases in Face Amount. After the first Policy Year, you may decrease the policy Face Amount at any time (except during the 12-month

8 Detailed Description of Policy Features period following a Face Amount increase). You may not decrease the Face Amount if the decrease would result in a Face Amount of less than $100,000.

If you decrease the Face Amount, a partial surrender charge may apply. (See Decrease in Face Amount in the Surrender Charges section of this Part.) We will deduct partial surrender charges from the division(s) of the Separate Account and from the GPA in proportion to the non-loaned values in each.

A decrease will reduce the Face Amount in the following order:

(a)  the Face Amount of the most recent increase; then

(b)  the Face Amounts of the next most recent increases successively; and last

(c)  the Initial Face Amount.

If you decrease the Face Amount, the monthly charges deducted from the account value will decrease.

If you decrease the Face Amount, the policy may become a "modified endowment contract" under federal tax law. Consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Premiums

The first premium must be paid before the policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. Net premiums are allocated to the account value as you choose.

First Premium. Generally, you determine the first premium you want to pay for the policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency, Initial Face Amount and Death Benefit Option, and on the Issue Age, gender, and risk classification of each Insured.

Planned Premiums. When applying for the policy, you select the planned premium amount and the payment frequency (annual, semiannual, quarterly, or monthly check service). The planned premium must be at least $20. The amount of the planned premium and the payment frequency you select are shown in the policy. We will send you premium notices based on your selections. To change the amount and frequency of planned premiums, send a request to us at our Administrative Office.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not guarantee that the policy will remain in force. To keep the policy in force, you must either have a sufficient account value or meet the safety test. See Grace Period and Termination.

Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while at least one Insured is living. Send all premium payments to us either at our Administrative Office or at the address shown on the premium notice.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.

Premium Limitations. The minimum premium payment is $20.

If you choose the Cash Value Test to qualify your policy as life insurance, the maximum premium each Policy Year is the greatest of:

(a) an amount equal to $100 plus double the Premium Expense Factor for the policy;

(b)  the amount of premium paid in the preceding Policy Year; and

(c) the highest premium payment amount that would not increase the insurance risk (see Insurance Charges).

We may refund any amount of premium payment that exceeds the Cash Value Test limit.

If you choose the Guideline Premium Test, the maximum premium for each Policy Year is the lesser of:

(a)  the maximum premium for the Cash Value Test; and

(b)  the Guideline Premium Test amount which will be stated in the policy.

If you choose the Guideline Premium Test, we will refund any amount of premium payment that exceeds the Guideline Premium Test limit. In

                                      Detailed Description of Policy Features  9
this case, you may instead increase the Face Amount, by meeting the requirements for the increase, so that the premium payment is within the increased premium limit. Otherwise, the policy would no longer qualify as life insurance under federal tax law.

Allocating Net Premiums. A net premium is a premium payment we receive in good order, minus the premium expense charge.

Net Premiums Received through Issue Date. We will allocate any net premiums received through the Issue Date of the policy to our general investment account. Any net premiums received before the Policy Date will be allocated as of that Date. We will credit interest at the rate(s) we use for the GPA during that time.

Register Date and Valuation Date. Net premiums credited to the policy on and after the Register Date will be allocated among the divisions and the GPA according to your net premium allocation. Also, any values in the policy held before the Register Date will be allocated on that Date among the divisions and the GPA according to your net premium allocation on that Date.

The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.

We set the Register Date for the policy. It depends on the type of refund offered under the Right To Return provision in your policy. Refer back to Purchasing the Policy for information about this provision.

If the refund includes interest and investment experience, the Register Date is the Valuation Date that is on, or next follows, the later of:

(a)  the day after the Issue Date of the policy; and

(b)  the day we receive the first premium payment in good order.

If the refund does not include interest or investment experience:

1. The Register Date is the first Valuation Date after the end of the Right To Return period;

2. Any net premiums received after the Issue Date but before the Register Date will be allocated to the Money Market division; and

3. Any values in the policy held as of the Issue Date will be allocated to the Money Market division on the first Valuation Date after the Issue Date.

Net Premium Allocation. When applying for the policy, you indicate how you want net premiums allocated among the divisions and the GPA. You may change your net premium allocation at any time. Just send a notice to us at our Administrative Office.

You may set your net premium allocation in terms of whole-number percentages that add to 100%. (Also see Overall Limitation on Net Premium Allocations and Transfers.)

Transfers

You may transfer all or part of the account value invested in a division of the Separate Account to any other division or to the GPA. Simply send us a request. Although currently there is no limit on the number of transfers you may make, we reserve the right to limit the number to no more than one every 90 days. If we impose a limit, it would not apply to a transfer of all funds in the Separate Account divisions to the GPA or to transfers made in connection with any automated-transfer program we offer.

We limit transfers from the GPA to the Separate Account divisions to one each Policy Year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of the transfer. There is one exception to this rule. If you:

 .    have transferred 25% of the fixed account value each year for three consecutive Policy Years; and have neither

 .    allocated net premiums to the GPA , nor

 .    transferred any money into the GPA during these three Years; then you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding Policy Year. In this case, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in good order at our Administrative Office. We do not charge for transfers.

10  Detailed Description of Policy Features

Overall Limitation on Net Premium Allocations and Transfers. You may allocate net premiums and transfer amounts to up to 16 divisions over the life of the policy. We reserve the right to increase this limit.

In addition, we may need to further limit access to divisions of the Separate Account, so the policy will continue to qualify as life insurance. See Investor Control, under Federal Income Tax Considerations, in Section V. Other Information, for more information.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not guarantee that the policy will remain in force.

The policy may terminate if its account value cannot cover the monthly charges and the safety test is not met.

If the policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination. The policy may terminate without value if:

 .    its account value , less any outstanding policy debt, on a Monthly Charge
     Date cannot cover the monthly charges due; and

 .    the safety test is not met on that Date.

However, we allow a grace period for payment of the premium amount (not less than $20) needed to avoid termination. We will mail you a notice stating this amount.

The policy will terminate without value if we do not receive the required payment by the end of the grace period.

Grace Period. The grace period begins on the date the monthly charges are due. It ends 61 days after that date or, if later, 31 days after the date we mail the notice stating the amount needed.

During the grace period, the policy will stay in force. If the second death occurs during the grace period, the death benefit will be payable. In this case, any due but unpaid premium amount needed to avoid termination will be deducted from the death benefit.

Safety Test. The safety test allows you to keep the policy in force, regardless of the account value of the policy, by making minimum premium payments. But the safety test can be met only during the Guarantee Period(s) stated in the policy.

Each Guarantee Period has an associated monthly Guarantee Premium. The amount of each Guarantee Premium depends on the Issue Age, gender, and risk classification of each Insured, and on the Face Amount and Death Benefit Option.

For each Guarantee Period, the safety test is met if (A) equals or exceeds (B), defined as:

(A) premiums paid less any amounts withdrawn, accumulated at an effective annual interest rate of 3%;

(B) monthly Guarantee Premiums paid on each Monthly Charge Date beginning on the Policy Date, accumulated at an effective annual interest rate of 3%.

In (A) above, we exclude any premiums refunded (see Premium Limitations).

Example:

   The policy is in the First Guarantee Period. The monthly First Guarantee Premium is $25. You have made premium payments of $35 on each Monthly Charge Date beginning on the Policy Date. In this case, the safety test is met. Even if the account value cannot cover the monthly charges, the policy will stay in force.

Generally, the policy has two Guarantee Periods. The First Guarantee Period is the first 20 Policy Years or, if less, to Attained Age 90 of the younger Insured. The Second Guarantee Period is to Attained Age 100 of the younger Insured. Both Guarantee Periods begin on the Policy Date.

The Guarantee Periods for your policy are shown in the policy. If the "contract state" of your policy is Massachusetts, only one Guarantee Period is available; it will not exceed the first five Policy Years. The Guarantee Periods available may vary in other states as well. Consult your policy for the Guarantee Periods available to you.

                                     Detailed Description of Policy Features  11

Reinstating Your Policy. If your policy terminates, you may reinstate it--that is, put it back in force. But you may not reinstate your policy if:

 .    you surrendered it; or

 .    five years have passed since it terminated; or

 .    the younger Insured's Attained Age exceeds 99; or

 .    an Insured has died since the policy terminated.

Requirements to Reinstate Your Policy. To reinstate your policy, we will need:

1.   a written application to reinstate;

2. evidence, satisfactory to us, that each Insured living when the policy terminated still is insurable; and

3. a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate. If you reinstate your policy, the Face Amount will be the same as it was when it terminated. Your account value at reinstatement will be the premium paid at that time, reduced by the premium expense charge and any monthly charges then due. (Monthly charges for the period before reinstatement are not recovered.) Surrender charges after reinstatement will apply as if the policy had not terminated. However, if the surrender charge was taken when the policy terminated, then the applicable surrender charges will not be reinstated.

If you reinstate your policy, it may become a "modified endowment contract" under current federal tax law. Consult your tax adviser.

Charges and Deductions

We will deduct charges from the policy to compensate us for:

(a)  providing the insurance benefits under the policy (including any riders);

(b)  administering the policy;

(c) assuming certain risks in connection with the policy (including any riders); and

(d)  selling and distributing the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge rate is higher for premium payments up to the Premium Expense Factor than for premium payments over the Premium Expense Factor. The Premium Expense Factor is based on the Issue Ages, genders, and risk classifications of the Insureds.

If you have increased the policy Face Amount, we allocate premium payments to the Initial Face Amount and to all increases based on the relative size of the Premium Expense Factor for each.

Monthly Charges Against the Account Value

We deduct charges from the account value on each Monthly Charge Date. The monthly charges are:

(a)  an administrative charge;

(b)  a face amount charge;

(c)  an insurance charge; and

(d)  a rider charge for any additional benefits provided by rider.

We deduct the monthly charges from the division(s) and the GPA in proportion to the non-loaned values of the policy in the division(s) and the GPA.

Monthly charges beyond Attained Age 99 of the younger Insured are zero.

Administrative Charge and Face Amount Charge. The monthly administrative charge and face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records, and communicating with you.

Insurance Charges. The monthly insurance charge for a policy is equal to the insurance risk under the policy, multiplied by the monthly insurance charge rate for that policy month. We determine the insurance risk on the first day of each policy month. It is the amount by which the

12 Detailed Description of Policy Features death benefit (discounted at the monthly equivalent of 3% per year) exceeds the account value.

Insurance rates are based on the Issue Ages, genders, and risk classes of the Insureds, and the year of coverage. We currently place Insureds into the following five standard rate classes: Ultra Preferred Non-Tobacco, Select Preferred Non-Tobacco, Non-Tobacco, Select Preferred Tobacco, and Tobacco. We also have rate classes for less-favorable mortality risks. In otherwise identical policies, the monthly insurance rate is higher for tobacco users than for those who do not use tobacco and higher for Non-Tobacco Insureds than for Ultra Preferred Non-Tobacco Insureds.

Rider Charge. You can obtain additional benefits by requesting riders on your policy. The monthly rider charges include any charges for benefits you add by rider.

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge. Each day we deduct a charge from the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering policies may be more than we estimated.

If we do not need all the money we collect in mortality and risk charges to cover death benefits and expenses, the amount we do not need will be our gain. However, even if the money we collect is not enough to cover death benefits and expenses, we will pay all death benefits and expenses.

Investment Management Fee and Other Expenses. Each fund incurs investment management fees and other expenses. These are deducted from the fund.

Surrender Charges

If you fully surrender the policy or decrease the Face Amount during the first 14 Policy Years, we will take a surrender charge against the account value. This also applies during the first 14 years after an increase in Face Amount.

We calculate surrender charges separately for the Initial Face Amount and for each increase in the Face Amount. The surrender charge in the first five years of coverage is based on the Target Premium. Then, the surrender charge is decreased by 10% of the first-year surrender charge in each of the next nine years of coverage, and is zero in the fifteenth and later years.

Decrease in Face Amount. If you decrease your policy Face Amount, we cancel all or a part of your Face Amount segments. We may take a partial surrender charge from the account value. The partial surrender charge is equal to the surrender charge for each canceled Face Amount segment plus a pro rata surrender charge for any decreased segment. But if the partial surrender charge would be greater than the account value of the policy, we set the partial surrender charge equal to the account value on the date of the decrease.

Example:

   This example assumes your policy was issued on a male and female, both age 45 and in the Non-Tobacco risk class.

   Your policy currently has a Face Amount of $800,000--an Initial Face Amount of $500,000 and two increase segments, $200,000 and $100,000, purchased on the first and second Policy Anniversary Dates, respectively. The policy account value is $25,000. During the fourth Policy Year, you decide to decrease the Face Amount by $200,000. We will cancel the $100,000 segment and half of the $200,000 segment, dropping the current Face Amount to $600,000.

   At the time of the decrease, the surrender charge for the policy is $5,567 ($3,370 for the Initial Face Amount, and $1,440 and $757 for the successive segments). The partial surrender change at the time of the decrease will be $1,477 ($757 plus half of $1,440). This partial surrender charge is taken from your policy account value of $25,000, reducing the account value to $23,523.

   After a Face Amount decrease, we reduce the remaining surrender charge for the policy by the amount of the partial surrender charge taken.

                                      Detailed Description of Policy Features 13

Other Charges

Withdrawal Fee. If you make a withdrawal from your policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to exceed $25.

The withdrawal fee reimburses us for processing withdrawals.

Loan Interest Rate Expense Charge. This charge reimburses us for administering policy loans.

Special Circumstances

We may vary the charges and other terms of policies where special circumstances result in sales or administrative expenses or insurance risks that are different from those normally associated with these policies. We will make these variations only in accordance with uniform rules we establish.

Account Value and Net Surrender Value

The account value of the policy has two components: the variable account value and the fixed account value.


Variable Account Value. The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

 .    net premiums allocated to the Separate Account;

 .    transfers to the Separate Account from the Guaranteed Principal Account;

 .    transfers and withdrawals from the Separate Account;

 .    monthly charges and surrender charges deducted from the Separate Account;
     and

 .    the net investment experience of the Separate Account.

These transactions are all reflected in the variable account value through the purchase and sale of accumulation units.

Net Investment Experience and Accumulation Units. The net investment experience of the variable account value is reflected in the value of the accumulation units. The value of your accumulation units in a division is equal to:

 .    the accumulation unit value in that division; multiplied by

 .    the number of accumulation units in that division credited to your policy.

We purchase and sell accumulation units at the unit value as of the closing time of the New York Stock Exchange on the Valuation Date processed.

If we receive a premium or a transaction request in good order before the closing time on a Valuation Date, units will be purchased or sold as of that Valuation Date. If we receive it in good order after that time, units will be purchased or sold as of the next Valuation Date.

The variable account value of the policy is the total of the values of the accumulation units in each division credited to policy.

Fixed Account Value. The fixed account value is the accumulation at interest of:

 .    net premiums allocated to the Guaranteed Principal Account; plus

 .    amounts transferred into the GPA from the Separate Account; less

 .    amounts transferred or withdrawn from the GPA; and less

 .    monthly charges and surrender charges deducted from the GPA.

Interest on the Fixed Account Value. The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

 .    the annual loan interest rate minus the loan interest rate expense charge;
     or

 .    3% if greater.

For the part of the fixed account in excess of any policy loan, the daily rate we use is the daily equivalent of:

 .    the current interest rate we declare; or

 .    the guaranteed calendar-year interest rate we declare for the year if greater.

14  Detailed Description of Policy Features

This guaranteed calendar-year rate for each year will be at least 3%.

Net Surrender Value. The net surrender value of the policy is equal to:

 .    the account value; less

 .    any surrender charges that apply; and less

 .    any policy debt.

You may surrender your policy by written request. We will determine the net surrender value at the end of the Valuation Date on which we receive the request in good order.

Withdrawals. After the first Policy Year, you may withdraw up to 75% of the net surrender value. We deduct a fee of $25 from the amount withdrawn. We do not charge a surrender charge for a withdrawal. The minimum amount you can withdraw is $100 (including the withdrawal fee). We may not allow a withdrawal if it would result in a reduction of the Face Amount to less than $100,000.

You must state in the withdrawal request from which divisions or the GPA you want the withdrawal made. You can state the amount as a dollar amount or a percentage. The withdrawal will be effective on the date we receive the request in good order. We will process it within seven days. The withdrawal amount you wish taken from each division of the Separate Account and from the GPA may not exceed the non-loaned account value in each of these. If you have chosen Death Benefit Option 1 or 3, we will reduce the Face Amount by the amount of the withdrawal unless you provide evidence satisfactory to us that the Insureds or Insured alive still is insurable.

Policy Loan Privilege

General. After the first Policy Year, you may take a loan from the policy as long as the account value exceeds the total of any surrender charges. We reserve the right to allow loans during the first Policy Year. You must assign the policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the policy's account value less any surrender charge. If there is any outstanding policy debt (which includes accrued interest), it reduces the maximum amount available.

Source of Loan. We take the policy loan amount from the divisions and the GPA in proportion to the amount of account value in each division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the divisions of the Separate Account from which the loan is taken. We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the divisions during any period that:

(i) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)  trading is restricted;

(iii) the SEC determines a state of emergency exists; or

(iv)  the SEC permits us to delay payment for the protection of our Owners.

Whenever total policy debt equals or exceeds the account value less surrender charges, we will send a notice to you. This notice will state the amount needed to bring the policy debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, the policy terminates without value.

Loan Interest Charged. At the time of application for the policy, you may select a fixed loan interest rate of 4% or (in all jurisdictions except Arkansas) an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody's Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your "contract state." The maximum rate is the greater of:

(i) the published monthly average for the calendar month ending two months before the Policy Year begins; and

(ii) 4%.

If the maximum rate is less than 1/2% higher than the rate in effect for the preceding year, we will not increase the rate. If the maximum rate is at

                                     Detailed Description of Policy Features  15
least 1/2% lower than the rate in effect for the preceding year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each Policy Anniversary Date. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the GPA in proportion to the non-loaned account value in each.

Repayment. You may repay all or part of any policy debt at any time while at least one of the Insureds is living and while the policy is in force. Any loan repayment you make within 30 days of a Policy Anniversary Date first pays policy loan interest due. We will allocate any other loan repayment to the GPA until you have repaid all loan amounts that were deducted from the GPA. We will allocate additional loan repayments based on the net premium allocation then in effect. You must clearly identify loan repayments as such, or we will consider the payments premium payments.

We will deduct any outstanding policy debt from the proceeds payable at the second death or upon the surrender of the policy.

Interest on Loaned Value. We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 3% and a rate equal to the policy loan rate less the loan interest rate expense charge rate. We guarantee this charge rate will not exceed 0.80%. Currently, the charge rate is 0.50% in Policy Years one through 10 and 0.25% in Policy Years 11 and later.

Effect of Loan. A policy loan affects the policy since we reduce the death benefit and net surrender value by the amount of the loan. If you repay the loan, we increase the death benefit and net surrender value under the policy by the amount of the repayment. Taking a policy loan could have adverse tax consequences if your policy is a "modified endowment contract" under current federal tax law. Consult your tax adviser.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.

16  Detailed Description of Policy Features

III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account ("GPA"). You also may transfer some or all of the account value in the divisions of the Separate Account to the GPA. Neither our general investment account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our general investment account. Our general investment account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general investment account.

We guarantee amounts allocated to the GPA in excess of any policy loan will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any policy loan, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the policy loan rate less the loan interest rate expense charge. This charge will not be greater than 0.80% per year. Interest will be credited at this rate regardless of the actual investment experience of the GPA. In addition to the guaranteed minimum interest rate, we will declare a guaranteed minimum calendar-year rate each December for the upcoming calendar year. Interest we credit during any calendar year will not be less than would be credited using this guaranteed minimum calendar-year rate. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on February 2, 1995, as a separate investment account of C.M. Life. The Board established the Separate Account based on the laws of the State of Connecticut. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have since divided this segment into 23 divisions. Each division invests in shares of a designated investment fund as follows:

--------------------------------------------------------------------------------
        Division                                        Fund
--------------------------------------------------------------------------------
 MML Equity                                 MML Equity Fund
--------------------------------------------------------------------------------
 MML Money Market                           MML Money Market Fund
--------------------------------------------------------------------------------
 MML Managed Bond                           MML Managed Bond Fund
--------------------------------------------------------------------------------
 MML Blend                                  MML Blend Fund
--------------------------------------------------------------------------------
 MML Equity Index                           MML Equity Index Fund
--------------------------------------------------------------------------------
 MML Small Cap Value Equity                 MML Small Cap Value Equity Fund
--------------------------------------------------------------------------------
 MML Growth Equity                          MML Growth Equity Fund
--------------------------------------------------------------------------------
 MML Small Cap Growth Equity                MML Small Cap Growth Equity Fund
--------------------------------------------------------------------------------
 Oppenheimer Capital Appreciation           Oppenheimer Capital Appreciation
                                                Fund/VA
--------------------------------------------------------------------------------
 Oppenheimer Aggressive Growth              Oppenheimer Aggressive Growth
                                                Fund/VA
--------------------------------------------------------------------------------
 Oppenheimer Global Securities              Oppenheimer Global Securities
                                                Fund/VA
--------------------------------------------------------------------------------
 Oppenheimer Strategic Bond                 Oppenheimer Strategic Bond
                                                Fund/VA
--------------------------------------------------------------------------------
 Oppenheimer Main Street Growth &           Oppenheimer Main Street Growth &
     Income                                     Income Fund/VA
--------------------------------------------------------------------------------
 Oppenheimer High Income                    Oppenheimer High Income Fund/VA
--------------------------------------------------------------------------------
 Oppenheimer Bond                           Oppenheimer Bond Fund/VA
--------------------------------------------------------------------------------
 Fidelity VIP II Contrafund                 Fidelity's VIP II Contrafund(R)
                                                Portfolio
--------------------------------------------------------------------------------
 T. Rowe Price Mid-Cap Growth               T. Rowe Price Mid-Cap Growth
                                                Portfolio
--------------------------------------------------------------------------------
 American Century VP Income &               American Century's VP Income &
     Growth                                     Growth Fund
--------------------------------------------------------------------------------
 Bankers Trust Small Cap Index              Bankers Trust's Small Cap Index
                                                Fund
--------------------------------------------------------------------------------
 Goldman Sachs Capital Growth               Goldman Sachs Capital Growth Fund
--------------------------------------------------------------------------------
 Janus Aspen Capital Appreciation           Janus Aspen Capital Appreciation
                                                Portfolio
--------------------------------------------------------------------------------
 Janus Aspen Worldwide Growth               Janus Aspen Worldwide Growth
                                                Portfolio
--------------------------------------------------------------------------------
 Templeton International                    Templeton International Fund
--------------------------------------------------------------------------------


                                                          Investment Options  17

We may establish additional divisions within the segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of C.M. Life. Assets in the Separate Account attributable to the reserves and other liabilities under the policies cannot be charged with liabilities from any other business conducted by C.M. Life. We may transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account.

The Funds

The investment funds available through the policy are offered by nine investment companies and trusts. They each provide an investment vehicle for the separate investment accounts of variable life policies and variable annuity contracts offered by companies such as C.M. Life. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by C.M. Life and by other affiliated and non-affiliated life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying funds, it is possible that conflicts could arise between policy owners and owners of the variable annuity contracts.

The board of trustees or board of directors of each fund will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the board will notify the insurers and will take appropriate action to eliminate the conflict.

We purchase the shares of each fund for the division at net asset value. All dividends and capital gain distributions received from a fund are automatically reinvested in that fund at net asset value, unless C.M. Life, on behalf of the Separate Account, elects otherwise. We redeem shares of the funds at their net asset values as needed to make payments under the policies.

Some of the funds offered are similar to, or are "clones" of, mutual funds offered in the retail marketplace. These "clone" funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds' sizes, the dates shares of stock are purchased and sold, cash flows, and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the policy. It is not an indication of future performance of the policy funds.

Fund Profiles

Following is a summary of the investment objectives of each fund. Please note there can be no assurance any fund will achieve its objectives. More detailed information concerning the funds and their investment objectives is contained in the accompanying prospectuses; they include information on the risks associated with the investments, the investment techniques, and the deduction of expenses for each of the funds.

MML Series Investment Fund ("MML Trust")

The MML Trust, managed by MassMutual, was organized as a Massachusetts business trust on December 19, 1984. All eight of the diversified investment portfolios of the Trust are available under this policy.

MML Equity Fund

Sub-adviser: David L. Babson & Company, Inc.

MML Equity Fund seeks to achieve a superior rate of return over time from both capital appreciation and current income and to preserve capital by investing in equity securities.

MML Money Market Fund

MML Money Market Fund seeks to maximize current income, to preserve capital, and to maintain liquidity by investing in money market instruments.

18  Investment Options

MML Managed Bond Fund

MML Managed Bond Fund seeks a high rate of return, consistent with capital preservation, by investing primarily in investment grade, publicly traded, fixed income securities.

MML Blend Fund

Sub-adviser: David L. Babson & Company, Inc. (equity segment of the fund)
MML Blend Fund seeks a high total rate of return over time, consistent with prudent investment risk and capital preservation, by investing in equity, fixed income and money market securities.

MML Equity Index Fund

Sub-adviser: Mellon Equity Associates, LLP
MML Equity Index Fund seeks investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.

("Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, or The McGraw Hill Companies, Inc. Standard & Poor's makes no representation regarding the advisability of investing in the fund.)

MML Small Cap Value Equity Fund

Sub-adviser: David L. Babson & Company, Inc

The MML Small Cap Value Equity Fund seeks long-term growth of capital and income by investing primarily in small company stocks.

MML Growth Equity Fund

Sub-adviser: Massachusetts Financial Services Company

The MML Growth Equity Fund seeks growth of capital and income over time by investing primarily in equity securities of large companies with long-term growth potential.

MML Small Cap Growth Equity Fund

Sub-advisers: J. P. Morgan Investment Management, Inc. (50%), and Waddell & Reed Investment Management Company (50%)

The MML Small Cap Growth Equity Fund seeks growth of capital over time by investing primarily in equity securities of smaller and medium-size companies with long-term growth potential.

Oppenheimer Variable Account Funds ("Oppenheimer Trust")

The Oppenheimer Trust is managed by OppenheimerFunds, Inc. The Trust consists of 10 separate funds, seven of which are offered under this policy.

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA is a mutual fund that seeks long-term capital appreciation by investing in securities of well-known established companies. It invests mainly in equity securities.

Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Aggressive Growth Fund/VA is a mutual fund that seeks long-term capital appreciation by investing in "growth-type" companies. Prior to May 1, 1998, the Fund was named Oppenheimer Capital Appreciation Fund.

Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA is a mutual fund that seeks long-term capital appreciation by investing mainly in common stocks, and can also buy other equity securities, including preferred stocks and securities convertible into common stock.

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Strategic Bond Fund/VA is a mutual fund that seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund invests in three market sectors: debt securities of foreign government and companies, U.S. Government securities, and lower-rated, high-yield securities of U.S. companies.

Oppenheimer Main Street Growth & Income Fund/VA

The Oppenheimer Main Street Growth & Income Fund/VA seeks total return (which includes growth in the value of its shares as well

                                                          Investment Options  19
as current income) from equity and debt securities.

Oppenheimer High Income Fund/VA

The Oppenheimer High Income Fund/VA seeks a high level of current income. The Fund invests in unrated securities or high risk securities in the lower rating categories, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and non payment of interest than higher-rated securities.

Oppenheimer Bond Fund/VA

The Oppenheimer Bond Fund/VA seeks a high level of current income. The Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade securities.

Variable Insurance Products Fund II

Variable Insurance Products Fund II ("Fidelity's VIP II"), managed by Fidelity Management & Research Company ("FMR"), was organized as a Massachusetts business trust on March 21, 1988. One of its investment portfolios, the VIP II Contrafund(R) Portfolio, is available under this policy.

Fidelity's VIP II Contrafund(R) Portfolio

This Fund seeks long-term capital appreciation. It invests primarily in common stocks. It also invests in the securities of companies whose value FMR believes is not fully recognized by the public, in domestic and foreign issuers, and in either "growth" stocks or "value" stocks or both.

T. Rowe Price Equity Series, Inc.

The T. Rowe Price Equity Series, Inc., was incorporated in Maryland in 1994. Currently, it consists of four series, each representing a separate class of shares having different objectives and investment policies. One of the series, the Mid-Cap Growth Portfolio, is available under this policy.

T. Rowe Price Mid-Cap Growth Portfolio

The T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.

American Century Variable Portfolios, Inc.

American Century Variable Portfolios, Inc., is part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One of the funds, VP Income & Growth Fund, is offered under this policy.

American Century's VP Income & Growth Fund

American Century's VP Income & Growth Fund seeks long-term growth of capital as well as current income. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong dividend growth potential.

BT Insurance Funds Trust

BT Insurance Funds Trust ("BT Insurance Funds") was organized as a Massachusetts business trust in 1996. Bankers Trust' Small Cap Index Fund is a separate series of the BT Insurance Funds Trust.

Bankers Trust's Small Cap Index Fund

Bankers Trust's Small Cap Index Fund seeks to match, before expenses, the risk and return characteristics of the Russell 2000 Index. The Fund will invest primarily in common stocks of companies that comprise the Russell 2000 Index, in approximately the same weightings as the Russell 2000 Index. The Fund may also use stock index futures and options.

(The Russell 2000 index is a widely accepted benchmark of small company stock performance. It is a model, not an actual portfolio, and is a subset of the Russell 3000 Index. The Russell 2000 tracks the 2000 smallest companies in the Russell 3000. As of December 31, 1998, the weighted average market capitalization of the companies in the Russell 2000 was $0.88 billion. That compares to $72 billion for the companies in the Russell 3000.)

20  Investment Options

Goldman Sachs Variable Insurance Trust.

The Goldman Sachs VIT Variable Insurance Trust is an open-end, management investment company, organized in Delaware in September, 1997. The Goldman Sachs Capital Growth Fund is a separate series of shares of the Trust.

Goldman Sachs Capital Growth

The Goldman Sachs Capital Growth Fund seeks long-term growth of capital through diversified investments in equity securities of companies that are considered to have long-term capital appreciation potential.

Janus Aspen Series.

Janus Aspen is an open-end, management investment company. Janus Aspen Worldwide Growth Portfolio and Janus Aspen Capital Appreciation Portfolio are each separate portfolios of the Janus Aspen Series.

Janus Aspen Capital Appreciation Portfolio

The Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Janus Aspen Worldwide Growth Portfolio

The Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of companies of any size throughout the world.

Templeton Variable Products Series Fund ("Templeton Fund").

The Templeton Fund is an open-end, management investment company organized as a Massachusetts business trust on February 25, 1988. The Templeton International Fund is a separate series of the Templeton Fund.

Templeton International Fund - Class 2 Shares.

The Templeton International Fund seeks long-term capital growth. The Fund invests primarily in a diversified portfolio of non-U.S. common stocks.



The Investment Advisers

MassMutual serves as investment manager of each of the MML Trust funds under investment management agreements. David L. Babson & Company, Inc. ("Babson"), which is a controlled subsidiary of MassMutual, is the investment sub-adviser to the MML Equity Fund, the equity sector of the MML Blend Fund, and the MML Small Cap Value Equity Fund. Both MassMutual and Babson are registered investment advisers under the Investment Advisers Act of 1940.

MassMutual entered into a sub-advisory agreement with Mellon Equity Associates, LLP ("Mellon Equity"). Mellon Equity manages the investment and reinvestment of the assets of the MML Equity Index Fund.

MassMutual has entered into a sub-advisory agreement with Massachusetts Financial Services Company ("MFS"). MFS manages the investment of the MML Growth Equity Fund.

MassMutual has entered into a sub-advisory agreement with J. P. Morgan Investment Management, Inc. ("J.P. Morgan") and Waddell & Reed Investment Management Company ("Waddell & Reed"). J. P. Morgan and Waddell & Reed each manage 50% of the portfolio of MML Small Cap Growth Equity Fund.

OppenheimerFunds, Inc. ("OFI"), is an investment adviser organized under the laws of Colorado as a corporation; it was originally organized in 1959. It (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $95 billion as of December 31, 1998, and with more than four million shareholder accounts. OFI is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203. OFI is owned by Oppenheimer Acquisition Corporation, a holding company owned in part by senior management of OFI and ultimately controlled by MassMutual. OFI serves as investment adviser to the Oppenheimer Trust. OFI is registered as an investment adviser under the Investment Advisers

                                                          Investment Options  21

Act of 1940. OFI serves as Investment Adviser to the Oppenheimer Funds.


Citibank N.A., with its home office located at 111 Wall Street, New York, New York 10005, acts as custodian for the MML Trust. Bank of New York, with its home office at One Wall Street, New York, New York 10015, acts as custodian for the Oppenheimer Trust.


MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies, certain wholly owned subsidiaries of MassMutual, and various employee benefit plans.


Fidelity Management & Research Company ("FMR") is the investment adviser to the VIP II Contrafund(R) Portfolio. FMR is the management arm of Fidelity Investments(R), which was established in 1946. Fidelity Investments(R) has its principal business address at 82 Devonshire Street, Boston, Massachusetts. FMR handles the VIP II Contrafund(R) business affairs and, with the assistance of affiliates, chooses the fund's investments. Fidelity Management & Research (U.K.), Inc., in London, England, and Fidelity Management & Research (Far East), Inc., serve as sub-advisers for the VIP II Contrafund(R) Portfolio.


T. Rowe Price Associates, Inc. ("T. Rowe Price"), is the investment adviser to the T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price was founded in 1937. The T. Rowe Price Equity Series, Inc. (the "Corporation"), was incorporated in Maryland in 1994, and is a diversified, open-end investment company. The Corporation is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The policy of the Corporation is that a majority of Board members will be independent of T. Rowe Price.


American Century Investment Management, Inc., is the investment adviser to the American Century's VP Income & Growth Fund. Under the laws of the state of Maryland, the company's Board of Directors is responsible for managing the business and affairs of the fund. Acting under an investment management agreement entered into with the fund, American Century Investment Management, Inc., serves as the manager of the fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri. The manager has been providing investment advisory services to investment companies and institutional investors since it was founded in 1958.



Bankers Trust Company, with headquarters at 130 Liberty Street, New York, New York 10006, acts as the investment adviser of BT Insurance Funds Trust. Bankers Trust is a wholly owned subsidiary of Deutsche Bank AG.


Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Deutsche Bank AG, as Bankers Trust's parent company, controls its operations as investment adviser.


Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Goldman Sachs Capital Growth Fund. Goldman Sachs registered as an investment adviser in 1991. GSAM is located at One New York Plaza, New York, New York 10004.



The custodian for each fund of the Goldman Sachs Variable Insurance Trust is State Street Bank and Trust Company. It is located at 1776 Heritage Drive, North Quincy, Massachusetts 02110.



Janus Aspen Series is an open-end, management investment company. Janus Aspen Capital Appreciation Portfolio and Janus Aspen Worldwide Growth Portfolio are each separate portfolios of the Janus Aspen Series.



Janus Capital is the investment adviser to the Janus Aspen Capital Appreciation Portfolio and the Janus Aspen Worldwide Growth Portfolio. Janus Capital is located at 100 Fillmore Street, Denver, Colorado 80206-4928.


The Templeton Variable Products Fund ("Templeton Fund") is an open-end management investment company organized as a Massachusetts business trust on February 25, 1988. The Templeton International Fund is a separate series of the Templeton Fund.


Templeton Investment Counsel, Inc. ("TIC") is the investment manager of the Templeton International Fund. TIC is located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091.


22  Investment Options

IV. Other Policy Information

When We Pay Proceeds

If the policy has not terminated, we normally pay surrender, withdrawal, or loan proceeds or the death benefit within seven days after we receive all required documents in a form satisfactory to us at our Administrative Office.

We can delay payment of the death benefit, the net surrender value, or any withdrawal or loan from the Separate Account during any period when:

(i) it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or

(ii) trading is restricted by the SEC; or

(iii) the SEC declares an emergency exists; or

(iv) the SEC, by order, permits us to delay payment in order to protect our Owners.

We may delay paying any net surrender value, any withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Administrative Office.

We can delay payment of the entire death benefit if we contest the payment. We investigate all death claims occurring within the two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether we will authorize payment of the claim. We make all payments promptly after authorization.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option. We pay interest on the death benefit from the date of death to the date of payment.

Payment Options

We will pay the policy proceeds (the death benefit or the net surrender value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $5,000. If the periodic payment under any option is less than $50, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the policy. The following payment options are currently available.

--------------------------------------------------------------------------------
Installments        Equal monthly payments for any period selected, up to 30
for a Specified     years. The amount of each payment depends on the total
Period              amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
--------------------------------------------------------------------------------
Life Income         Equal monthly payments based on the life of a named person.
                    Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.
--------------------------------------------------------------------------------
Interest            We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate
                    determined by us. This rate will not be less than 3%.
--------------------------------------------------------------------------------
Installments of     Fixed amount payments. The total amount paid during the
Specified Amount    first year must be at least 6% of the total amount applied.
                    We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is
                    reduced to less than the agreed fixed amount. The last
                    payment will be for the balance only.
--------------------------------------------------------------------------------

                                                    Other Policy Information| 23

--------------------------------------------------------------------------------
Life Income         Equal monthly payments based on the life of a named person.
with Payments       We will make payments until the total amount paid equals the
Guaranteed for      amount applied, whether the named person lives until all
Amount Applied      payments have been made or not. If the named person lives
                    beyond the payment of the total amount applied, we will
                    continue to make monthly payments as long as the named
                    person lives.
--------------------------------------------------------------------------------
Joint Lifetime      Monthly payments based on the lives of two named persons. We
Income with         will make payments at the initial level while both are
Reduced Payments    living, or for 10 years if longer. When one dies (but not
to Survivor         before the 10 years has elapsed), we will reduce the
                    payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has
                    elapsed, payments stop when both named persons have died.
--------------------------------------------------------------------------------

Withdrawal Rights Under Payment Options. If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person's life.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds at the second death. The Applicant names the Beneficiary in the application for the policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

You may change the Beneficiary during either Insured's lifetime by writing to our Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the second death, unless provided otherwise, the death benefit is paid to you or, if deceased, to your estate.

Assignment

You may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on C.M. Life, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any policy change or reinstatement requiring evidence of insurability, we cannot contest the validity of the policy with respect to any material misrepresentation in the application:

 .    regarding the insurability of Insured No. 1, once the policy has been in force during the lifetime of Insured No. 1 for two years after the its Issue Date; or

 .    regarding the insurability of Insured No. 2, once the policy has been in force during the lifetime of Insured No. 2 for two years after the Issue Date.

For any policy change or reinstatement requiring evidence the Insured(s) are insurable, we cannot contest the validity of the change or reinstatement with respect to each Insured after the change has been in effect for two years during the lifetime of that Insured.

Error of Age or Gender

If either Insured's age or gender is misstated in the policy application, we will adjust the death benefit we pay under the policy based on what the policy would provide based on the most recent monthly charge for the correct date of birth and correct gender.

Suicide

Suicide within two years of the Policy Date is not covered by the policy. If either Insured dies by suicide, while sane or insane, within two years from the Issue Date or reinstatement date, the

24 |Other Policy Information
policy will terminate. We will refund the amount of all premiums paid, less any withdrawals and policy debt. If either Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in the Face Amount, the increase will terminate and we will refund the monthly charges for that increase. However, if a refund was payable as the result of suicide during the first two years following the Issue Date or the reinstatement date of the policy, there is no additional refund for any Face Amount increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the monthly charges. Subject to state availability, the following riders are available.

Survivorship Term Rider. This rider provides level survivorship insurance on the lives of the policy Insureds. The insurance is convertible for a limited period of time. The Rider Face Amount must be at least $100,000 and must not exceed two times the Face Amount under the base policy.

The Rider Face Amount may be increased or decreased. An increase requires evidence of insurability and the increase must not raise the Rider Face Amount to more than two times the policy Face Amount. The minimum increase amount is $50,000. A decrease may not bring the Rider Face Amount below $100,000. If the policy Face Amount decreases to an amount below one-half the Rider Face Amount, the Rider Face Amount will be decreased to an amount equal to two times the reduced policy Face Amount.

While both Insureds are living, coverage under the rider can be fully or partially converted until the earlier of Attained Age 70 of the younger Insured or Attained Age 80 of the older Insured. Conversion can be either to an increase in Face Amount under the policy, or to a new survivorship life policy we are offering for conversion at that time. Evidence of insurability will not be required.

The rider terminates when the policy terminates or when the policy is changed to another policy under which this rider is not available.

The monthly charge for this rider is the sum of the risk charge for the Rider Face Amount and the rider face amount charge.


This rider may be cancelled at any time. Cancellation is effective on the Monthly Charge Date on, or next following, the date we receive the written request.



Policy Split Option Rider. This rider allows you to exchange the policy for two new policies, one on the life of each Insured. Both Insureds must be living when the exchange is made. We do not require evidence that the Insureds are insurable.



Each new policy may be a fixed premium permanent life policy or a flexible premium adjustable life policy. Any schedule of surrender charges normally applicable to the new policy will apply here as well.

This right to exchange will be available for the six-month period beginning on:


 .    The date six months after the effective date of a final court decree of divorce. The decree must first become effective at least one year after the policy Issue Date, and it must remain in effect during the entire six-month period after it first becomes effective.

 .    The date IRC Section 2056:

     --   is nullified;

     -- is amended to eliminate or reduce by at least 50% the Insureds' federal estate tax marital deduction;

 .    The date the maximum federal estate tax rate given in IRC Section 2001 is reduced to half the rate in effect on the policy Issue Date of this policy.

 .    The effective date of the dissolution of the corporation or partnership that owns the policy.

The new policies must meet the policy requirements in effect at the time of the exchange.

 .    The face amount of each new policy will be one-half the Face Amount of this policy at the time of the split. (If the policy also has

                                                    Other Policy Information| 25
     the Survivorship Term Rider, the amount of that rider is added to the policy Face Amount for the split.)

 .    The policy date of each new policy will be the date of exchange.

 .    The issue age of each Insured will be the age of each Insured on the birthday nearest the policy date of the new policies.

We attach this rider to the policy only at the time of policy issue, and only if the younger Insured is younger than age 80 and the insurance risk class of neither Insured is uninsurable.

There is no charge for this rider.

Estate Protection Rider. You may attach this rider to the policy only at the time the policy is issued. It provides an additional death benefit during the first four Policy Years if both Insureds die during this period. You select the Face Amount of the rider. The minimum amount is $25,000 and the maximum amount is 125% of the Initial Face Amount.

We will deduct a monthly charge from the account value for this rider. It will equal the rider charge rate multiplied by the Face Amount of the rider, divided by $1,000.

Accelerated Death Benefit Rider. This rider advances to the Owner a portion of the policy death benefit, after the death of the first Insured to die, when we receive proof, satisfactory to us, that the surviving Insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy, equal to the amount of benefit accelerated. Interest is not charged on the lien.

Where this rider is available, we will include it with all policies. There is no charge for this rider.

Sales and Other Agreements

MML Distributors, LLC ("MML Distributors"), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Investors Services, Inc. ("MMLISI"), at the same address serves as the co-underwriter of the policy. Both MML Distributors and MMLISI are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD").

MML Distributors may have selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD ("selling brokers"). We sell the policy through agents who are licensed by state insurance officials to sell the policy. These agents also are registered representatives of selling brokers or of MMLISI. We intend to offer the policy in all states except California and New York.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C., in the states of Illinois, Michigan, Oklahoma, South Dakota, and Washington; and the name MML Distributors, Limited Liability Company, in the states of Maine, Ohio, and West Virginia.

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the policy.

Agents who sell these policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each year of coverage. These commissions distinguish between premiums up to the Premium Expense Factor and premiums paid in excess of the Premium Expense Factor. The Premium Expense Factor is based on the Issue Ages, genders, and risk classifications of the Insureds. We also pay commissions as a percentage of the average monthly account value in each Policy Year. The maximum commission percentages are as follow.

For coverage year 1, 50% of premium paid up to the Premium Expense Factor and 3% of premium paid in excess of the Factor; for coverage years 2 through 5, 5% of premium paid up to the Premium Expense Factor and 3% of premium paid in excess of the Factor; for coverage years 6 through 10, 3% of all premium

26 |Other Policy Information
paid; and for coverage years 11 and beyond, 1% of all premium paid. Also, for Policy Years 2 and beyond, 0.15% of the average monthly account value during the Year.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling C.M. Life and MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives of MMLISI also may receive commission overrides, allowances and other compensation.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents.

                                                    Other Policy Information| 27

V. Other Information

C.M. Life and MassMutual

C.M. Life is a stock life insurance company located at 140 Garden Street, Hartford, CT 06154. A Special Act of the Connecticut General Assembly chartered the company on April 25, 1980. C.M. Life is engaged principally in the sale of life insurance policies and annuity contracts, and is licensed to sell such products in all states except New York. C.M. Life is a wholly owned subsidiary of MassMutual. C.M. Life is licensed to transact variable life insurance business in all states in the United States other than New York and California, and in Puerto Rico and the District of Columbia.


MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is licensed to transact life, accident, and health business in all fifty states of the United States, the District of Columbia, Puerto Rico, and certain provinces of Canada. As of December 31, 1998, MassMutual had consolidated statutory assets in excess of $66 billion and estimated total assets under management of $176.8 billion.



C.M. Life's Tax Status. C.M. Life is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The segment and the Separate Account are part of C.M. Life.


Due to C.M. Life's current tax status, we do not charge the segment for C.M. Life's federal income taxes that may be a result of activity of the segment. Periodically, C.M. Life reviews the question of a charge to the segment for C.M. Life's federal income taxes. In the future, we may impose a charge for any federal income taxes paid by C.M. Life resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the Guaranteed Principal Account, we may charge for the policy's share of C.M. Life's federal income taxes that are a result of activity of the GPA.

Under current laws, C.M. Life may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. C.M. Life reserves the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual or C.M. Life maintains the records and accounts relating to the Separate Account, the Segment and the divisions. Each year within the 30 days following the Policy Anniversary Date, we will mail you a report showing:

(i)  the account value at the beginning of the previous Policy Year,

(ii) all premiums paid during that Year,

(iii) all additions to and deductions from the account value during the Year, and

(iv) the account value, death benefit, net surrender value and policy debt as of the last Policy Anniversary Date.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations


The information in this prospectus is general. It is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not know the likelihood that the current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Service ("IRS") will continue. We cannot make any guarantee regarding the future tax treatment of any policy. But we reserve the right to make changes to the policy that we determine are needed for it to continue to qualify as life insurance for tax purposes.



For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.


28  Other Information

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code ("IRC") definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the Beneficiary's gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract ("MEC") under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy Face Amount. The IRC provides that if:

 .    there is a reduction of benefits during the first 15 years after a policy is issued, and

 .    there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when it is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your income as a result of the surrender.

A change of the Owner or the Insured(s), or an exchange or assignment of the policy, may cause the Owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the Owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for "trade for business" or "investment" purposes, provided that you meet certain narrow criteria.

If the Owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax ("AMT") may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy's net surrender value on the date of the second death.

The impact of federal income taxes on values under the policy and on the benefit to you or your Beneficiary depends on C.M Life's tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Owner or Beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not


                                                           Other Information  29
the policy Owner, have control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy Owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract ("MEC") under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the "7-pay test." A policy fails this test if:

 .    the accumulated amount paid under the contract at any time during the first seven contract years

                                    exceeds

 .    the total premiums that would have been payable for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new, lower 7-pay limit.

We will retest whenever there is a "material change" to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term "material change" includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distribution and loans.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Owners. The penalty tax will not apply to distributions:

(i)  made on or after the date the taxpayer attains age 59 1/2; or

(ii) made because the taxpayer became disabled; or

(iii) made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer's beneficiary. These payments must be made at least annually.


30  Other Information

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy's failing the 7-pay test. The IRC provides that a loan or distribution, if taken within two years prior to the policy's becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, the IRS has not exercised its authority to extend the MEC tax rules to any distributions received in a year prior to the one in which the policy became a MEC.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.


Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy to the extent you have invested in these divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The policy's number of shares of the funds is determined by dividing the policy's account value held in each division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions. Shares of the funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the right to:

 .    Create new divisions of the Separate Account;

 .    Rename divisions;

 .    Combine any two or more Separate Accounts, Segments or divisions;

 .    Close divisions to future investments;

 .    Operate the Separate Account as a unit investment trust under the 1940 Act or in any other form permitted by law;

 .    De-register the Separate Account under the 1940 Act in the event such registration is no longer required; and

 .    Substitute one or more funds for other funds with similar investment objectives.

We have reserved all rights to the name C.M. Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

Service Agreement

In addition to acting as an investment manager for the funds underlying the divisions of the Separate Account, MassMutual performs certain investment and administrative duties for C.M. Life. MassMutual does this according to a written agreement. The agreement is renewed automatically each year, unless either party terminates it. Under this agreement, we pay MassMutual for salary costs and other services and an amount for indirect costs incurred through C.M. Life's use of MassMutual's personnel and facilities.

Bonding Arrangement

An insurance company blanket bond is maintained providing $75,000,000 coverage for officers, employees, general agents, and agents of MassMutual and C.M. Life (subject to a $350,000 deductible).

                                                           Other Information  31

Legal Proceedings


We are not currently involved in any legal proceedings that would have a material impact on the policy.

C.M. Life is involved in litigation arising in and out of the normal course of its business. C.M. Life intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of C.M. Life's management, after consultation with its legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

Experts

We have included the December 31, 1998 financial statements of C.M. Life, in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

PricewaterhouseCoopers LLP's report on the statutory financial statements of C.M. Life includes explanatory paragraphs relating to the use of statutory accounting practices, which differ from generally accepted accounting principles.


Effective July 22, 1999, C.M. Life dismissed PricewaterhouseCoopers LLP as its independent certified public accountants and appointed Deloitte & Touche LLP, City Place, 185 Asylum Street, Hartford, Conn. 06103, as its independent certified public accountants. Deloitte & Touche LLP has not audited or reviewed the financial statements of C.M. Life.

Craig Waddington, FSA, MAAA, Vice President and Actuary for MassMutual, has examined the illustrations in Appendix D of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.

32  Other Information

Appendix A

Definition of Terms

Account Value: The sum of the variable account value and the fixed account value of the policy.

Administrative Office: Our Administrative Office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Attained Age: The Issue Age of an Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the death benefit at the second death.

Death Benefit: The amount paid following receipt of due proof of the death of both Insureds. The amount is equal to the benefit provided by the Death Benefit Option in effect on the date of the second death less any policy debt outstanding and any due but unpaid premium needed to avoid policy termination.

Death Benefit Option: The policy offers three Death Benefit Options for determination of the amount of the death benefit. The Death Benefit Option is elected at time of application and, subject to certain requirements, may be changed at a later date.

Fixed Account Value: The current account value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, "in good order" means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account ("GPA"): Part of our general investment account, the GPA is a fixed account to and from which you may make allocations and transfers.

Initial Face Amount: The amount of insurance coverage issued under the policy. Subject to certain limitations, you may change the Face Amount after issue.

Insureds:  The two persons whose lives this policy insures.

Issue Age: The age of an Insured at his or her birthday nearest the Policy Date.

Issue Date: The date on which the policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Death Benefit: The death benefit determined in accordance with the applicable death benefit compliance test. The applicable test is either the Cash Value Test or the Guideline Premium Test, as chosen at the time of application.

Monthly Charge Date: The monthly date on which the monthly charges for the policy are due. The first Monthly Charge Date is the Policy Date, and subsequent Monthly Charge Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the policy account value each month.

Net Premium: The premium payment we receive in good order, minus the premium expense charge.

Net Surrender Value: The amount payable to an Owner upon surrender of the policy. It is equal to the account value less any surrender charges that apply and less any policy debt.

Notice: A notification, in a form satisfactory to us, that we receive at our Administrative Office. A notice usually must be written, but we may accept notices by other means.

Owner: The person or entity that owns the policy.

Policy: The survivorship flexible premium adjustable variable life insurance policy offered by C.M. Life and described in this prospectus.


                                                                  Appendix A  33

Policy Anniversary Date: An anniversary of the Policy Date.

Policy Date: The date shown on the policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Charge Dates.


Policy Debt: All outstanding policy loans plus accrued loan interest.

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Premium Expense Factor: An amount used to determine the premium expense charges and sales compensation. For the Initial Face Amount, the Premium Expense Factor is based on the Issue Ages, genders, and risk classifications of the Insureds. For each increase in Face Amount, the Premium Expense Factor is based on the ages, genders and risk classifications of the Insureds on the effective date of the increase.

Request: A notice asking for a change or an additional benefit. We may require that this notice be in good order.

Second Death: The death of the surviving Insured.

Separate Account: The policies' designated segment of the "C.M. Life Variable Life Separate Account I" established by C.M. Life under the laws of Connecticut and registered as a unit investment trust with the Securities and Exchange Commission under the 1940 Act. The Separate Account is used to receive and invest net premiums for this policy.

Target Premium: An amount used to determine surrender charges. The Target Premium is based on the Issue Ages, genders, and risk classifications of the Insureds. It is lower than or equal to the Premium Expense Factor.

Valuation Date: A date on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.


Variable Account Value: The total of the values of the accumulation units credited to the policy in each division of the Separate Account multiplied by your number of units in that division.

We, us, our: Refer to C.M. Life.

Year of Coverage: For the Initial Face Amount, each Policy Year is a year of coverage. For any increase in the Face Amount, each year of coverage is measured from the effective date of the increase.

You, your: Refer to the Owner of the policy.


34  Appendix A

Appendix B

Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1
--------------------------------------------------------------------------------

Assume the following:
--------------------------------------------------------------------------------

 .    Face Amount is $1,000,000

 .    Account value is $50,000

 .    Minimum death benefit is $219,000

 .    No policy debt

--------------------------------------------------------------------------------

Based on these assumptions,

 .    the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

 .    the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

 .    the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2
--------------------------------------------------------------------------------

Assume the following:
--------------------------------------------------------------------------------

 .    Face Amount is $1,000,000

 .    Account value is $50,000

 .    Minimum death benefit is $219,000

 .    No policy debt

Based on these assumptions,

 .    the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

 .    the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

 .    the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3
--------------------------------------------------------------------------------

Assume the following:
--------------------------------------------------------------------------------

 .    Face Amount is $1,000,000

 .    Account value is $50,000

 .    Minimum death benefit is $219,000

 .    No policy debt

 .    Premiums paid under the policy to-date total $40,000

--------------------------------------------------------------------------------

Based on these assumptions,

 .    the death benefit is $1,040,000 (Face Amount plus Premiums paid).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

 .    the death benefit will increase to $1,070,000.

Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1
--------------------------------------------------------------------------------

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the Policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.


                                                                  Appendix B  35

Example II ~ Change from Option 3 to Option 1
--------------------------------------------------------------------------------

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.

     For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III ~ Change from Option 1 to Option 2
--------------------------------------------------------------------------------

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.

     For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain $700,000.

Example IV ~ Change from Option 1 to Option 3
--------------------------------------------------------------------------------

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change.

     For example, if the policy has a Face Amount of $700,000 and premiums paid to-date are $30,000, the death benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.

Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2
--------------------------------------------------------------------------------

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.

     For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the account value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000.

A similar type of change would be made for a change from Option 3 to Option 2.


36  Appendix B

Appendix C

Rates of Return


From time to time, we may report different types of historical performance for the divisions of the Separate Account available under the policy. We may report the average annual total returns of the funds over various time periods. These returns will reflect deductions for investment management fees and fund expenses and an annual deduction for the mortality and expense risk charge. The returns do not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other charges; these expenses, if included, would reduce performance.

On request, we will provide an illustration of account values and net surrender values for hypothetical Insureds of given ages, genders, risk classifications, premium levels and Initial Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The net surrender value figures will assume all fund charges, the mortality and expense risk charge, and all other policy charges are deducted. The account value figures will assume all charges except the surrender charge are deducted.

We also may distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.


Tables 1 and 2 show the effective annual rates of return and one-year total returns, respectively, of the funds based on the actual investment performance (after deduction of investment management fees and direct operating expenses) underlying each division of the Separate Account. Table 1 shows figures for periods ended December 31, 1998, while Table 2 shows December 31 one-year total returns for each year shown. These rates reflect the fund operating expenses but no other expenses. Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the policy (see, however, Illustration of Death Benefits, Net Surrender Values, and Accumulated Premiums, Appendix D). The rates of return shown are not necessarily indicative of future performance. You may consider these rates of return, however, in assessing the competence and performance of the investment advisers.



                                                                  Appendix C  37

                                     TABLE 1

            EFFECTIVE ANNUAL RATES OF RETURN AS OF DECEMBER 31, 1998

--------------------------------------------------------------------------------------------
                                                Since
          Fund                                Inception  15 Years 10 Years   5 Years  1 Year
MML Equity                                      14.84%   15.76%   16.39%     19.66%   16.20%

MML Money Market                                 6.66%    6.16%    5.41%      4.95%    5.16%

MML Managed Bond                                10.24%   10.16%    9.19%      7.07%    8.14%

MML Blend                                       13.67%      --    13.70%     14.60%   13.56%

MML Equity Index                                31.03%      --       --         --    28.22%

MML Small Cap Value Equity                     (23.88%)     --       --         --   (23.88%)*

MML Growth Equity/1/                               --       --       --         --       --

MML Small Cap Growth Equity/1/                     --       --       --         --       --

Oppenheimer Aggressive Growth/2/                15.07%      --    16.12%     13.06%   12.36%

Oppenheimer Global Securities                   12.49%      --       --       9.67%   14.11%

Oppenheimer Capital Appreciation/3/             16.03%      --    16.85%     22.10%   24.00%

Oppenheimer Strategic Bond                       6.79%      --       --       6.83%    2.90%

Oppenheimer Main Street Growth & Income         27.00%      --       --         --     4.70%

Oppenheimer High Income                         12.26%      --    12.71%      8.62%    0.31%

Oppenheimer Bond                                 9.66%      --       --         --     6.80%

VIP II Contrafund(R) Portfolio                  28.62%      --       --         --    29.98%

T. Rowe Price Mid-Cap Growth Portfolio          20.43%      --       --         --    22.08%

American Century's VP Income & Growth Fund      30.68%      --       --         --    26.87%

Bankers Trust's Small Cap Index Fund             2.07%      --       --         --    (2.18%)

Goldman Sachs Capital Growth Fund               13.40%      --       --         --       --

Janus Aspen Capital Appreciation Portfolio      51.65%      --       --         --    58.11%

Janus Aspen Worldwide Growth Portfolio          24.06%      --       --      21.32%   28.92%

Templeton International                         14.10%      --       --      11.74%    9.08%
--------------------------------------------------------------------------------------------

The figures in this Table do not reflect any charges at the Separate Account or policy level.

*Since inception.

/1/ The MML Growth Equity Fund and the MML Small Cap Growth Equity Fund began operations in 1999 and therefore, had no operating expenses as of December 31, 1998. The investment manager estimates that the total operating expenses for these Funds in 1999 will be as shown.

/2/ Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

/3/ Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.


Dates of inception:
MML Equity Fund - 9/15/71                          Oppenheimer Main Street Growth and Income - 7/5/95
MML Money Market Fund - 12/16/81                   Oppenheimer High Income Fund/VA - 4/30/86
MML Managed Bond Fund - 12/16/81                   Oppenheimer Bond Fund/VA - 4/3/85
MML Blend Fund - 2/3/84                            VIP II Contrafund(R) Portfolio - 1/3/95
MML Equity Index Fund - 5/1/97                     T. Rowe Price Mid-Cap Growth Portfolio - 12/31/96
MML Small Cap Value Equity Fund - 6/1/98           American Century's VP Income & Growth Fund - 10/30/97
MML Growth Equity Fund - 5/3/99                    Bankers Trust's Small Cap Index Fund - 8/25/97
MML Small Cap Growth Equity Fund - 5/3/99          Goldman Sachs Capital Growth Fund - 5/1/98
Oppenheimer Capital Appreciation Fund/VA - 4/3/85  Janus Aspen Capital Appreciation Portfolio - 5/1/97
Oppenheimer Aggressive Growth Fund/VA - 8/15/86    Janus Aspen Worldwide Growth Portfolio - 9/13/93
Oppenheimer Global Securities Fund/VA - 11/12/90   Templeton International Fund - 5/1/92
Oppenheimer Strategic Bond Fund/VA - 5/3/93


38  Appendix C

                                     TABLE 2

                             ONE YEAR TOTAL RETURNS

------------------------------------------------------------------------------------------------
                                                                 MML                     MML
                        MML                 MML       MML     Small Cap      MML      Small Cap
Year        MML       Managed      MML     Money     Equity    Value       Growth      Growth
Ended     Equity       Bond       Blend    Market    Index     Equity      Equity      Equity
-------------------------------------------------------------------------------------------------
1998       16.20%     8.14%      13.56%     5.16%     28.22%   (23.88%)*     ---/2/      ---/2/

1997       28.59%     9.91%      20.89%     5.18%     21.93%*     ---        ---         ---

1996       20.25%     3.25%      13.95%     5.01%       ---       ---        ---         ---

1995       31.13%    19.14%      23.28%     5.58%       ---       ---        ---         ---

1994        4.10%     (3.76%)     2.48%     3.84%       ---       ---        ---         ---

1993        9.52%     11.81%      9.70%     2.75%       ---       ---        ---         ---

1992       10.48%      7.31%      9.36%     3.48%       ---       ---        ---         ---

1991       25.56%     16.66%     24.00%     6.01%       ---       ---        ---         ---

1990       (0.51%)     8.38%      2.37%     8.12%       ---       ---        ---         ---

1989       23.04%     12.83%     19.96%     9.16%       ---       ---        ---         ---

1988       16.68%      7.13%     13.40%     7.39%       ---       ---        ---         ---

1987        2.10%      2.60%      3.12%     6.49%       ---       ---        ---         ---

1986       20.15%     14.46%     18.30%     6.60%       ---       ---        ---         ---

1985       30.54%     19.94%     24.88%     8.03%       ---       ---        ---         ---

1984        5.40%     11.69%     8.24%*    10.39%       ---       ---        ---         ---

1983       22.85%      7.26%      ---       8.97%       ---       ---        ---         ---

1982       25.67%/1/  22.79%*     ---      11.12%*      ---       ---        ---         ---
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                           Oppenheimer
        Oppenheimer      Oppenheimer     Oppenheimer      Oppenheimer      Main Street    Oppenheimer
Year      Capital        Aggressive        Global          Strategic        Growth &         High         Oppenheimer
Ended   Appreciation/3/    Growth/4/     Securities          Bond            Income         Income           Bond
------------------------------------------------------------------------------------------------------------------------
1998      24.00%           12.36%          14.11%            2.90%            4.70%          0.31%           6.80%

1997      26.69%           11.67%          22.42%            8.71%           32.48%         12.22%           9.26%

1996      25.20%           20.23%          17.80%           12.07%           32.51%         15.25%           4.80%

1995      36.66%           32.52%           2.24%           15.33%             ---          20.37%          17.00%

1994       0.97%           (7.59%)         (5.72%)          (3.78%)            ---          (3.18%)         (1.94%)

1993       7.25%           27.32%          70.32%            4.25%*            ---          26.34%          13.04%

1992      14.53%           15.42%          (7.11%)            ---              ---          17.92%           6.50%

1991      25.54%           54.72%           3.39%             ---              ---          33.91%          17.63%

1990      (8.21%)         (16.82%)          0.40%*            ---              ---           4.65%           7.92%

1989      23.59%           27.57%            ---              ---              ---           4.84%          13.32%

1988      22.09%           13.41%            ---              ---              ---            ---             ---

1987       3.31%           14.34%            ---              ---              ---            ---             ---

1986      17.76%           (1.65%)*          ---              ---              ---            ---             ---

1985       9.50%*            ---             ---              ---              ---            ---             ---

1984        ---              ---             ---              ---              ---            ---             ---

1983        ---              ---             ---              ---              ---            ---             ---

1982        ---              ---             ---              ---              ---            ---             ---
------------------------------------------------------------------------------------------------------------------------

The figures in this Table do not reflect any charges at the Separate Account or policy level.

*Since inception.

/1/ Performance for the MML Equity Fund for years 1981 through 1974: 6.67%, 27.62%, 19.54%, 3.71%, (0.52%), 24.77%, 32.85%, (17.61%). Performance for
       the MML Equity Fund prior to 1974 is not available.

/2/ The MML Growth Equity Fund and the MML Small Cap Growth Equity Fund began operations in 1999 and therefore, had no operating expenses as of December 31, 1998. The investment manager estimates that the total operating expenses for these Funds in 1999 will be as shown.

/3/ Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

/4/ Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

                                                                  Appendix C  39

                             ONE YEAR TOTAL RETURNS

--------------------------------------------------------------------------------------------------------------------
                        T. Rowe                    Bankers      Goldman                    Janus
Year                   Price Mid    VP Income       Trust        Sachs     Janus Aspen     Aspen
Ended        VIP II      Cap        & Growth      Small Cap     Capital     Capital       Worldwide      Templeton
           Contrafund   Growth        Fund        Index Fund    Growth    Appreciation     Growth      International
--------------------------------------------------------------------------------------------------------------------
1998        29.98%      22.08%        26.87%       (2.18%)       13.40%       58.11%       28.92%          9.08%

1997        24.14%      18.80%*        7.8%*         --            --           --         22.15%         13.73%

1996        21.22%        --            --           --            --           --         29.04%         24.04%

1995        39.72%*       --            --           --            --           --         27.37%         15.78%

1994          --          --            --           --            --           --          1.53%         (2.22%)

1993          --          --            --           --            --           --           --           47.28%

1992          --          --            --           --            --           --           --             --

1991          --          --            --           --            --           --           --             --

1990          --          --            --           --            --           --           --             --

1989          --          --            --           --            --           --           --             --

1988          --          --            --           --            --           --           --             --

1987          --          --            --           --            --           --           --             --

1986          --          --            --           --            --           --           --             --

1985          --          --            --           --            --           --           --             --

1984          --          --            --           --            --           --           --             --

1983          --          --            --           --            --           --           --             --

1982          --          --            --           --            --           --           --             --
--------------------------------------------------------------------------------------------------------------------

The figures in this Table do not reflect any charges at the Separate Account or policy level.

* Since inception.


Dates of inception:
MML Equity Fund - 9/15/71                             Oppenheimer Main Street Growth and Income - 7/5/95
MML Money Market Fund - 12/16/81                      Oppenheimer High Income Fund/VA - 4/30/86
MML Managed Bond Fund - 12/16/81                      Oppenheimer Bond Fund/VA - 4/3/85
MML Blend Fund - 2/3/84                               VIP II Contrafund(R) Portfolio - 1/3/95
MML Equity Index Fund - 5/1/97                        T. Rowe Price Mid-Cap Growth Portfolio - 12/31/96
MML Small Cap Value Equity Fund - 6/1/98              American Century's VP Income & Growth Fund - 10/30/97
MML Growth Equity Fund - 5/3/99                       Bankers Trust's Small Cap Index Fund - 8/25/97
MML Small Cap Growth Equity Fund - 5/3/99             Goldman Sachs Capital Growth Fund - 5/1/98
Oppenheimer Capital Appreciation Fund/VA - 4/3/85     Janus Aspen Capital Appreciation Portfolio - 5/1/97
Oppenheimer Aggressive Growth Fund/VA - 8/15/86       Janus Aspen Worldwide Growth Portfolio - 9/13/93
Oppenheimer Global Securities Fund/VA - 11/12/90      Templeton International Fund - 5/1/92
Oppenheimer Strategic Bond Fund/VA - 5/3/93

40  Appendix C

Appendix D

Illustration of Death Benefits, Net Surrender Values, and Accumulated Premiums

The following tables illustrate the way in which a policy operates. They show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equal to constant gross annual rates of 0%, 6%, and 12%. The tables are based on annual premium payments of $7,500 for a combination of an Ultra Preferred Non-Tobacco Male age 35 and an Ultra Preferred Non-Tobacco Female age
35. Ultra Preferred Non-Tobacco is currently our best risk classification. Separate tables are shown for the current and guaranteed schedules of charges. These tables will assist in the comparison of death benefits and net surrender values for the policy with those of other variable life policies.

The death benefits and net surrender values for a policy would be different from the amounts shown if:

 .    the rates of return averaged 0%, 6%, and 12% over a period of years, but varied above and below that average in individual Policy Years

 .    any policy loan were made during the period of time illustrated

 .    the rates of return for all funds averaged 0%, 6%, and 12% but varied above or below that average for particular funds.

The death benefits and net surrender values shown in Tables 1, 2, 3, 7, 8, and 9 reflect the following current charges:

 .    administrative charges of $12 per month per policy in Policy Years 1-10, and $8 per month in Policy Years 11 and beyond.

 .    face amount charges of $0.05 per month per $1,000 of Face Amount in coverage years 1-10.

 .    insurance charges based on the current rates we are charging for Ultra
     Preferred Non-Tobacco, fully underwritten risks.

 .    mortality and expense risk charges of 0.25% on an annual basis of the daily net asset value of the Separate Account in all Policy Years.

 .    fund level expenses of 0.73% on an annual basis of the net asset value of the Separate Account. These expenses represent the unweighted average of all fund expenses.

The death benefits and net surrender values shown in Tables 4, 5, 6, 10, 11, and 12 reflect the following guaranteed maximum charges as well as the current fund level expenses.

 .    administrative charges equal to $12 per month per policy in all years.

 .    face amount charge of $0.08 per month per $1,000 of Face Amount in coverage years 1-10.

 .    insurance charges based on the Commissioners 1980 Standard Ordinary
     Nonsmoker Mortality Table.

 .    mortality and expense risk charges equal to 0.60% on an annual basis of the daily net asset value of the Separate Account in all years.

Net surrender values shown in the tables reflect the deduction of surrender charges in the first 14 Policy Years. The surrender charge in the first five Years is the Target Premium or $45 per $1,000 of Face Amount if less. In each of Years six through 14, the surrender charge is equal to the surrender charge in the preceding year reduced by 10% of the surrender charge in the first year.

Taking the current mortality and expense risk charge and the fund level expenses into account, the gross rates of 0%, 6%, and 12% are (0.97%), 4.97%, and 10.91%, respectively, on a net basis.

                                                                   Appendix D 41

TABLE 1

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco         $7,500 Annual Premium
Death Benefit Option 1                                                 $1 million Initial Face Amount
Current Schedule of Charges                                            Guideline Premium Test

                                  Death Benefit Assuming Hypothetical                   Net Surrender Value Assuming Hypothetical
                                   Gross Annual Investment Return of:                       Gross Annual Investment Return of:
                              ----------------------------------------------  -----------------------------------------------------
               Premiums
 End of     Accumulated at
 Policy      5% Interest
  Year         Per Year            0%               6%               12%                  0%                6%               12%
---------------------------   ----------------------------------------------  -----------------------------------------------------
   1            $7,875        $1,000,000        $1,000,000        $1,000,000            $2,280            $2,672            $3,064
   2           $16,144        $1,000,000        $1,000,000        $1,000,000            $8,400            $9,570           $10,787
   3           $24,826        $1,000,000        $1,000,000        $1,000,000           $14,460           $16,809           $19,351
   4           $33,942        $1,000,000        $1,000,000        $1,000,000           $20,460           $24,408           $28,850
   5           $43,514        $1,000,000        $1,000,000        $1,000,000           $26,400           $32,384           $39,384
   6           $53,565        $1,000,000        $1,000,000        $1,000,000           $32,672           $41,144           $51,455
   7           $64,118        $1,000,000        $1,000,000        $1,000,000           $38,885           $50,319           $64,800
   8           $75,199        $1,000,000        $1,000,000        $1,000,000           $45,039           $59,928           $79,556
   9           $86,834        $1,000,000        $1,000,000        $1,000,000           $51,135           $69,994           $95,877
  10           $99,051        $1,000,000        $1,000,000        $1,000,000           $57,173           $80,537          $113,934
  15          $169,931        $1,000,000        $1,000,000        $1,000,000           $89,657          $144,957          $241,899
  20          $260,394        $1,000,000        $1,000,000        $1,000,000          $118,566          $224,395          $453,232
  25          $375,851        $1,000,000        $1,000,000        $1,082,274          $145,534          $325,114          $807,667
  30          $523,206        $1,000,000        $1,000,000        $1,710,466          $169,923          $452,502        $1,402,021
  35          $711,272        $1,000,000        $1,000,000        $2,781,292          $190,162          $613,293        $2,397,665
  40          $951,298        $1,000,000        $1,000,000        $4,349,407          $202,522          $816,732        $4,064,866
  45        $1,257,639        $1,000,000        $1,131,346        $7,199,585          $197,247        $1,077,472        $6,856,747
  50        $1,648,615        $1,000,000        $1,477,469       $12,081,362          $150,961        $1,407,114       $11,506,059
---------------------------   ----------------------------------------------  -----------------------------------------------------

                          Account Value Assuming Hypothetical
                           Gross Annual Investment Return of:
          -----------------------------------------------------------
                            0%            6%             12%
          -----------------------------------------------------------
               1         $6,180         $6,572         $6,964
               2        $12,300        $13,470        $14,687
               3        $18,360        $20,709        $23,251
               4        $24,360        $28,308        $32,750
               5        $30,300        $36,284        $43,284
               6        $36,182        $44,654        $54,965
               7        $42,005        $53,439        $67,920
               8        $47,769        $62,658        $82,286
               9        $53,475        $72,334        $98,217
              10        $59,123        $82,487       $115,884
              15        $89,657       $144,957       $241,899
          -----------------------------------------------------------
--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

42  Appendix D

TABLE 2

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco         $7,500 Annual Premium
Death Benefit Option 2                                                 $1 million Initial Face Amount
Current Schedule of Charges                                            Guideline Premium Test

                                     Death Benefit Assuming Hypothetical                 Net Surrender Value Assuming Hypothetical
                                     Gross Annual Investment Return of:                     Gross Annual Investment Return of:
                                  ------------------------------------------           --------------------------------------------
               Premiums
 End of     Accumulated at
 Policy      5% Interest
  Year         Per Year            0%               6%               12%                  0%                6%               12%
--------------------------------------------------------------------------------   -----------------------------------------------
    1           $7,875        $1,006,180        $1,006,572        $1,006,964            $2,280            $2,672            $3,064
    2          $16,144        $1,012,300        $1,013,470        $1,014,687            $8,400            $9,570           $10,787
    3          $24,826        $1,018,360        $1,020,709        $1,023,251           $14,460           $16,809           $19,351
    4          $33,942        $1,024,360        $1,028,308        $1,032,750           $20,460           $24,408           $28,850
    5          $43,514        $1,030,300        $1,036,284        $1,043,283           $26,400           $32,384           $39,383
    6          $53,565        $1,036,181        $1,044,654        $1,054,965           $32,671           $41,144           $51,455
    7          $64,118        $1,042,004        $1,053,438        $1,067,919           $38,884           $50,318           $64,799
    8          $75,199        $1,047,768        $1,062,657        $1,082,284           $45,038           $59,927           $79,554
    9          $86,834        $1,053,474        $1,072,332        $1,098,215           $51,134           $69,992           $95,875
   10          $99,051        $1,059,121        $1,082,484        $1,115,880           $57,171           $80,534          $113,930
   15         $169,931        $1,089,646        $1,144,938        $1,241,865           $89,646          $144,938          $241,865
   20         $260,394        $1,118,522        $1,224,305        $1,453,039          $118,522          $224,305          $453,039
   25         $375,851        $1,145,359        $1,324,691        $1,806,570          $145,359          $324,691          $806,570
   30         $523,206        $1,169,342        $1,450,821        $2,397,810          $169,342          $450,821        $1,397,810
   35         $711,272        $1,188,445        $1,607,292        $3,385,167          $188,445          $607,292        $2,385,167
   40         $951,298        $1,197,848        $1,796,678        $5,030,787          $197,848          $796,678        $4,030,787
   45       $1,257,639        $1,185,279        $2,013,557        $7,764,939          $185,279        $1,013,557        $6,764,939
   50       $1,648,615        $1,124,127        $2,233,889       $12,290,868          $124,127        $1,233,889       $11,290,868
--------------------------------------------------------------------------------   -----------------------------------------------

                          Account Value Assuming Hypothetical
                           Gross Annual Investment Return of:
                 -----------------------------------------------
                            0%            6%             12%
                 -----------------------------------------------
                   1      $6,180        $6,572         $6,964
                   2     $12,300        $13,470        $14,687
                   3     $18,360        $20,709        $23,251
                   4     $24,360        $28,308        $32,750
                   5     $30,300        $36,284        $43,283
                   6     $36,181        $44,654        $54,965
                   7     $42,004        $53,438        $67,919
                   8     $47,768        $62,657        $82,284
                   9     $53,474        $72,332        $98,215
                  10     $59,121        $82,484       $115,880
                  15     $89,646       $144,938       $241,865
                 -----------------------------------------------
--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                  Appendix D  43

TABLE 3

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco         $7,500 Annual Premium
Death Benefit Option 3                                                 $1 million Initial Face Amount
Current Schedule of Charges                                            Guideline Premium Test


                                     Death Benefit Assuming Hypothetical                 Net Surrender Value Assuming Hypothetical
                                     Gross Annual Investment Return of:                     Gross Annual Investment Return of:
                               -----------------------------------------------    ------------------------------------------------
               Premiums
 End of     Accumulated at
 Policy      5% Interest
  Year         Per Year            0%               6%               12%                  0%                6%               12%
---------------------------    ------------------------------------------------    ------------------------------------------------
    1            $7,875        $1,007,500       $1,007,500        $1,007,500            $2,280            $2,672            $3,064
    2           $16,144        $1,015,000       $1,015,000        $1,015,000            $8,400            $9,570           $10,787
    3           $24,826        $1,022,500       $1,022,500        $1,022,500           $14,460           $16,809           $19,351
    4           $33,942        $1,030,000       $1,030,000        $1,030,000           $20,460           $24,408           $28,850
    5           $43,514        $1,037,500       $1,037,500        $1,037,500           $26,400           $32,384           $39,383
    6           $53,565        $1,045,000       $1,045,000        $1,045,000           $32,671           $41,144           $51,455
    7           $64,118        $1,052,500       $1,052,500        $1,052,500           $38,884           $50,318           $64,799
    8           $75,199        $1,060,000       $1,060,000        $1,060,000           $45,038           $59,927           $79,554
    9           $86,834        $1,067,500       $1,067,500        $1,067,500           $51,134           $69,992           $95,875
   10           $99,051        $1,075,000       $1,075,000        $1,075,000           $57,171           $80,534          $113,931
   15          $169,931        $1,112,500       $1,112,500        $1,112,500           $89,643          $144,940          $241,879
   20          $260,394        $1,150,000       $1,150,000        $1,150,000          $118,511          $224,327          $453,145
   25          $375,851        $1,187,500       $1,187,500        $1,187,500          $145,312          $324,836          $807,313
   30          $523,206        $1,225,000       $1,225,000        $1,709,679          $169,171          $451,534        $1,401,376
   35          $711,272        $1,262,500       $1,262,500        $2,780,037          $187,867          $610,264        $2,396,584
   40          $951,298        $1,300,000       $1,300,000        $4,347,468          $195,938          $807,853        $4,063,054
   45        $1,257,639        $1,337,500       $1,337,500        $7,196,398          $178,619        $1,053,462        $6,853,712
   50        $1,648,615        $1,375,000       $1,436,411       $12,076,036           $99,145        $1,368,011       $11,500,987
---------------------------    ------------------------------------------------    ------------------------------------------------

                          Account Value Assuming Hypothetical
                           Gross Annual Investment Return of:
               ---------------------------------------------------
                            0%            6%             12%
               ---------------------------------------------------
                  1      $6,180         $6,572         $6,964
                  2     $12,300         $13,470        $14,687
                  3     $18,360         $20,709        $23,251
                  4     $24,360         $28,308        $32,750
                  5     $30,300         $36,284        $43,283
                  6     $36,181         $44,654        $54,965
                  7     $42,004         $53,438        $67,919
                  8     $47,768         $62,657        $82,284
                  9     $53,474         $72,332        $98,215
                 10     $59,121         $82,484       $115,881
                 15     $89,643        $144,940       $241,879
               ---------------------------------------------------
--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


44  Appendix D

TABLE 4

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco         $7,500 Annual Premium
Death Benefit Option 1                                                 $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges and               Guideline Premium Test

Current Fund Level Charges

                                     Death Benefit Assuming Hypothetical                 Net Surrender Value Assuming Hypothetical
                                     Gross Annual Investment Return of:                     Gross Annual Investment Return of:
                               -----------------------------------------------     ------------------------------------------------
               Premiums
 End of     Accumulated at
 Policy      5% Interest
  Year         Per Year            0%               6%               12%                  0%                6%               12%
---------------------------    -----------------------------------------------     ------------------------------------------------
   1            $7,875         $1,000,000       $1,000,000        $1,000,000            $1,751            $2,121           $2,491
   2           $16,144         $1,000,000       $1,000,000        $1,000,000            $7,323            $8,414           $9,550
   3           $24,826         $1,000,000       $1,000,000        $1,000,000           $12,815           $14,990          $17,344
   4           $33,942         $1,000,000       $1,000,000        $1,000,000           $18,227           $21,861          $25,952
   5           $43,514         $1,000,000       $1,000,000        $1,000,000           $23,559           $29,039          $35,455
   6           $53,565         $1,000,000       $1,000,000        $1,000,000           $29,200           $36,927          $46,338
   7           $64,118         $1,000,000       $1,000,000        $1,000,000           $34,758           $45,146          $58,311
   8           $75,199         $1,000,000       $1,000,000        $1,000,000           $40,233           $53,710          $71,487
   9           $86,834         $1,000,000       $1,000,000        $1,000,000           $45,623           $62,632          $85,992
  10           $99,051         $1,000,000       $1,000,000        $1,000,000           $50,925           $71,925         $101,961
  15          $169,931         $1,000,000       $1,000,000        $1,000,000           $80,683          $129,862         $215,932
  20          $260,394         $1,000,000       $1,000,000        $1,000,000          $105,339          $198,586         $399,484
  25          $375,851         $1,000,000       $1,000,000        $1,000,000          $125,315          $281,785         $700,876
  30          $523,206         $1,000,000       $1,000,000        $1,460,439          $137,189          $380,585       $1,197,081
  35          $711,272         $1,000,000       $1,000,000        $2,329,056          $131,673          $493,759       $2,007,807
  40          $951,298         $1,000,000       $1,000,000        $3,563,630           $87,906          $618,955       $3,330,495
  45        $1,257,639                 $0       $1,000,000        $5,765,882                $0          $752,923       $5,491,317
  50        $1,648,615                 $0       $1,000,000        $9,390,604                $0          $915,774       $8,943,432
---------------------------    -----------------------------------------------     ------------------------------------------------

                          Account Value Assuming Hypothetical
                           Gross Annual Investment Return of:
                --------------------------------------------------
                            0%            6%             12%
                --------------------------------------------------
                   1      $5,651        $6,021         $6,391
                   2     $11,223       $12,314        $13,450
                   3     $16,715       $18,890        $21,244
                   4     $22,127       $25,761        $29,852
                   5     $27,459       $32,939        $39,355
                   6     $32,710       $40,437        $49,848
                   7     $37,878       $48,266        $61,431
                   8     $42,963       $56,440        $74,217
                   9     $47,963       $64,972        $88,332
                  10     $52,875       $73,875       $103,911
                  15     $80,683      $129,862       $215,932
                --------------------------------------------------
--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


                                                                  Appendix D  45

TABLE 5

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco         $7,500 Annual Premium
Death Benefit Option 2                                                 $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges and               Guideline Premium Test
Current Fund Level Charges

                                     Death Benefit Assuming Hypothetical                 Net Surrender Value Assuming Hypothetical
                                     Gross Annual Investment Return of:                     Gross Annual Investment Return of:
                              -------------------------------------------------   -------------------------------------------------
               Premiums
 End of     Accumulated at
 Policy      5% Interest
  Year         Per Year            0%               6%               12%                  0%                6%               12%
----------------------------  -------------------------------------------------   ------------------------------------------------
    1           $7,875         $1,005,651       $1,006,021       $1,006,391             $1,751            $2,121           $2,491
    2          $16,144         $1,011,223       $1,012,314       $1,013,450             $7,323            $8,414           $9,550
    3          $24,826         $1,016,715       $1,018,889       $1,021,244            $12,815           $14,989          $17,344
    4          $33,942         $1,022,126       $1,025,760       $1,029,850            $18,226           $21,860          $25,950
    5          $43,514         $1,027,457       $1,032,937       $1,039,352            $23,557           $29,037          $35,452
    6          $53,565         $1,032,707       $1,040,433       $1,049,843            $29,197           $36,923          $46,333
    7          $64,118         $1,037,873       $1,048,259       $1,061,422            $34,753           $45,139          $58,302
    8          $75,199         $1,042,955       $1,056,428       $1,074,202            $40,225           $53,698          $71,472
    9          $86,834         $1,047,950       $1,064,954       $1,088,307            $45,610           $62,614          $85,967
   10          $99,051         $1,052,857       $1,073,848       $1,103,871            $50,907           $71,898         $101,921
   15         $169,931         $1,080,590       $1,129,701       $1,215,648            $80,590          $129,701         $215,648
   20         $260,394         $1,104,997       $1,197,884       $1,397,984           $104,997          $197,884         $397,984
   25         $375,851         $1,124,249       $1,279,174       $1,694,021           $124,249          $279,174         $694,021
   30         $523,206         $1,134,252       $1,371,856       $2,171,886           $134,252          $371,856       $1,171,886
   35         $711,272         $1,124,234       $1,465,828       $2,934,869           $124,234          $465,828       $1,934,869
   40         $951,298         $1,072,136       $1,534,907       $4,138,201            $72,136          $534,907       $3,138,201
   45       $1,257,639                 $0       $1,510,014       $5,996,932                 $0          $510,014       $4,996,932
   50       $1,648,615                 $0       $1,267,615       $8,825,609                 $0          $267,615       $7,825,609
----------------------------  -------------------------------------------------   ------------------------------------------------

                          Account Value Assuming Hypothetical
                           Gross Annual Investment Return of:
                ------------------------------------------------
                            0%            6%             12%
                ------------------------------------------------

                   1      $5,651        $6,021         $6,391
                   2     $11,223       $12,314        $13,450
                   3     $16,715       $18,889        $21,244
                   4     $22,126       $25,760        $29,850
                   5     $27,457       $32,937        $39,352
                   6     $32,707       $40,433        $49,843
                   7     $37,873       $48,259        $61,422
                   8     $42,955       $56,428        $74,202
                   9     $47,950       $64,954        $88,307
                  10     $52,857       $73,848       $103,871
                  15     $80,590      $129,701       $215,648
                ------------------------------------------------
--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.


46  Appendix D

TABLE 6

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco         $7,500 Annual Premium
Death Benefit Option 3                                                 $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges and               Guideline Premium Test
Current Fund Level Charges


                                     Death Benefit Assuming Hypothetical              Net Surrender Value Assuming Hypothetical
                                     Gross Annual Investment Return of:                  Gross Annual Investment Return of:
                               ------------------------------------------------  -------------------------------------------------
                Premiums
    End of    Accumulated at
    Policy     5% Interest
     Year       Per Year           0%               6%               12%                0%               6%              12%
-----------------------------  ------------------------------------------------  ------------------------------------------------
      1           $7,875       $1,007,500       $1,007,500       $1,007,500           $1,751           $2,121           $2,491
      2          $16,144       $1,015,000       $1,015,000       $1,015,000           $7,323           $8,414           $9,550
      3          $24,826       $1,022,500       $1,022,500       $1,022,500          $12,814          $14,989          $17,344
      4          $33,942       $1,030,000       $1,030,000       $1,030,000          $18,226          $21,860          $25,950
      5          $43,514       $1,037,500       $1,037,500       $1,037,500          $23,557          $29,036          $35,452
      6          $53,565       $1,045,000       $1,045,000       $1,045,000          $29,196          $36,922          $46,333
      7          $64,118       $1,052,500       $1,052,500       $1,052,500          $34,751          $45,138          $58,303
      8          $75,199       $1,060,000       $1,060,000       $1,060,000          $40,222          $53,697          $71,473
      9          $86,834       $1,067,500       $1,067,500       $1,067,500          $45,605          $62,612          $85,970
     10          $99,051       $1,075,000       $1,075,000       $1,075,000          $50,900          $71,896         $101,928
     15         $169,931       $1,112,500       $1,112,500       $1,112,500          $80,554         $129,707         $215,743
     20         $260,394       $1,150,000       $1,150,000       $1,150,000         $104,861         $197,988         $398,715
     25         $375,851       $1,187,500       $1,187,500       $1,187,500         $123,780         $279,799         $698,204
     30         $523,206       $1,225,000       $1,225,000       $1,453,421         $132,690         $374,612       $1,191,329
     35         $711,272       $1,262,500       $1,262,500       $2,318,117         $118,778         $476,307       $1,998,377
     40         $951,298       $1,300,000       $1,300,000       $3,547,121          $52,054         $569,365       $3,315,066
     45       $1,257,639               $0       $1,337,500       $5,739,393               $0         $608,158       $5,466,088
     50       $1,648,615               $0       $1,375,000       $9,347,679               $0         $474,240       $8,902,551
-----------------------------  ------------------------------------------------  ------------------------------------------------

                          Account Value Assuming Hypothetical
                           Gross Annual Investment Return of:
               ---------------------------------------------------
                            0%            6%             12%
               ---------------------------------------------------
                   1      $5,651        $6,021         $6,391
                   2     $11,223       $12,314        $13,450
                   3     $16,714       $18,889        $21,244
                   4     $22,126       $25,760        $29,850
                   5     $27,457       $32,936        $39,352
                   6     $32,706       $40,432        $49,843
                   7     $37,871       $48,258        $61,423
                   8     $42,952       $56,427        $74,203
                   9     $47,945       $64,952        $88,310
                  10     $52,850       $73,846       $103,878
                  15     $80,554      $129,707       $215,743
               ---------------------------------------------------
--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

                                                                  Appendix D  47

TABLE 7

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco            $7,500 Annual Premium
Death Benefit Option 1                                                    $1 million Initial Face Amount
Current Schedule of Charges                                               Cash Value Test

                                    Death Benefit Assuming Hypothetical                 Net Surrender Value Assuming Hypothetical
                                    Gross Annual Investment Return of:                     Gross Annual Investment Return of:
                            -----------------------------------------------------  -------------------------------------------------

              Premiums
  End of    Accumulated at
  Policy     5% Interest
   Year       Per Year            0%                6%               12%                  0%               6%               12%
--------------------------  -----------------------------------------------------  -------------------------------------------------

     1          $7,875        $1,000,000        $1,000,000        $1,000,000            $2,280            $2,672            $3,064
     2         $16,144        $1,000,000        $1,000,000        $1,000,000            $8,400            $9,570           $10,787
     3         $24,826        $1,000,000        $1,000,000        $1,000,000           $14,460           $16,809           $19,351
     4         $33,942        $1,000,000        $1,000,000        $1,000,000           $20,460           $24,408           $28,850
     5         $43,514        $1,000,000        $1,000,000        $1,000,000           $26,400           $32,384           $39,384
     6         $53,565        $1,000,000        $1,000,000        $1,000,000           $32,672           $41,144           $51,455
     7         $64,118        $1,000,000        $1,000,000        $1,000,000           $38,885           $50,319           $64,800
     8         $75,199        $1,000,000        $1,000,000        $1,000,000           $45,039           $59,928           $79,556
     9         $86,834        $1,000,000        $1,000,000        $1,000,000           $51,135           $69,994           $95,877
    10         $99,051        $1,000,000        $1,000,000        $1,000,000           $57,173           $80,537          $113,934
    15        $169,931        $1,000,000        $1,000,000        $1,000,000           $89,657          $144,957          $241,899
    20        $260,394        $1,000,000        $1,000,000        $1,427,471          $118,566          $224,395          $453,165
    25        $375,851        $1,000,000        $1,000,000        $2,105,323          $145,534          $325,114          $806,637
    30        $523,206        $1,000,000        $1,000,000        $3,058,274          $169,923          $452,502        $1,396,472
    35        $711,272        $1,000,000        $1,133,847        $4,396,675          $190,162          $612,890        $2,376,581
    40        $951,298        $1,000,000        $1,292,236        $6,351,817          $202,522          $812,727        $3,994,854
    45      $1,257,639        $1,000,000        $1,480,831        $9,293,511          $197,247        $1,057,736        $6,638,222
    50      $1,648,615        $1,000,000        $1,716,346       $13,832,716          $150,961        $1,351,454       $10,891,902
--------------------------  -----------------------------------------------------  -------------------------------------------------

                       Account Value Assuming Hypothetical
                        Gross Annual Investment Return of:
                ----------------------------------------------
                             0%           6%         12%
                ----------------------------------------------
                    1      $6,180      $6,572      $6,964
                    2     $12,300     $13,470     $14,687
                    3     $18,360     $20,709     $23,251
                    4     $24,360     $28,308     $32,750
                    5     $30,300     $36,284     $43,284
                    6     $36,182     $44,654     $54,965
                    7     $42,005     $53,439     $67,920
                    8     $47,769     $62,658     $82,286
                    9     $53,475     $72,334     $98,217
                   10     $59,123     $82,487    $115,884
                   15     $89,657    $144,957    $241,899
                ----------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

48  Appendix D

TABLE 8
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco            $7,500 Annual Premium
Death Benefit Option 2                                                    $1 million Initial Face Amount
Current Schedule of Charges                                               Cash Value Test


                                    Death Benefit Assuming Hypothetical                 Net Surrender Value Assuming Hypothetical
                                    Gross Annual Investment Return of:                     Gross Annual Investment Return of:
                            -----------------------------------------------------  ------------------------------------------------

              Premiums
  End of    Accumulated at
  Policy     5% Interest
   Year       Per Year            0%                6%               12%                  0%               6%               12%
--------------------------  -----------------------------------------------------  -------------------------------------------------

     1          $7,875        $1,006,180        $1,006,572        $1,006,964            $2,280            $2,672            $3,064
     2         $16,144        $1,012,300        $1,013,470        $1,014,687            $8,400            $9,570           $10,787
     3         $24,826        $1,018,360        $1,020,709        $1,023,251           $14,460           $16,809           $19,351
     4         $33,942        $1,024,360        $1,028,308        $1,032,750           $20,460           $24,408           $28,850
     5         $43,514        $1,030,300        $1,036,284        $1,043,283           $26,400           $32,384           $39,383
     6         $53,565        $1,036,181        $1,044,654        $1,054,965           $32,671           $41,144           $51,455
     7         $64,118        $1,042,004        $1,053,438        $1,067,919           $38,884           $50,318           $64,799
     8         $75,199        $1,047,768        $1,062,657        $1,082,284           $45,038           $59,927           $79,554
     9         $86,834        $1,053,474        $1,072,332        $1,098,215           $51,134           $69,992           $95,875
    10         $99,051        $1,059,121        $1,082,484        $1,115,880           $57,171           $80,534          $113,930
    15        $169,931        $1,089,646        $1,144,938        $1,241,865           $89,646          $144,938          $241,865
    20        $260,394        $1,118,522        $1,224,305        $1,453,039          $118,522          $224,305          $453,039
    25        $375,851        $1,145,359        $1,324,691        $2,104,758          $145,359          $324,691          $806,421
    30        $523,206        $1,169,342        $1,450,821        $3,057,481          $169,342          $450,821        $1,396,110
    35        $711,272        $1,188,445        $1,607,292        $4,395,557          $188,445          $607,292        $2,375,977
    40        $951,298        $1,197,848        $1,796,678        $6,350,222          $197,848          $796,678        $3,993,850
    45      $1,257,639        $1,185,279        $2,013,557        $9,291,194          $185,279        $1,013,557        $6,636,567
    50      $1,648,615        $1,124,127        $2,233,889       $13,829,281          $124,127        $1,233,889       $10,889,198
--------------------------  -----------------------------------------------------  -------------------------------------------------



                        Account Value Assuming Hypothetical
                        Gross Annual Investment Return of:
                 --------------------------------------------
                             0%          6%         12%
                 --------------------------------------------
                    1      $6,180      $6,572      $6,964
                    2     $12,300     $13,470     $14,687
                    3     $18,360     $20,709     $23,251
                    4     $24,360     $28,308     $32,750
                    5     $30,300     $36,284     $43,283
                    6     $36,181     $44,654     $54,965
                    7     $42,004     $53,438     $67,919
                    8     $47,768     $62,657     $82,284
                    9     $53,474     $72,332     $98,215
                   10     $59,121     $82,484    $115,880
                   15     $89,646    $144,938    $241,865
                 --------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

                                                                    Appendix  49

TABLE 9
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco            $7,500 Annual Premium
Death Benefit Option 3                                                    $1 million Initial Face Amount
Current Schedule of Charges                                               Cash Value Test

                                    Death Benefit Assuming Hypothetical                 Net Surrender Value Assuming Hypothetical
                                    Gross Annual Investment Return of:                     Gross Annual Investment Return of:
                            -----------------------------------------------------  -------------------------------------------------

              Premiums
  End of    Accumulated at
  Policy     5% Interest
   Year       Per Year            0%                6%               12%                  0%                6%               12%
--------------------------  -----------------------------------------------------  -------------------------------------------------

     1          $7,875        $1,007,500        $1,007,500        $1,007,500            $2,280            $2,672            $3,064
     2         $16,144        $1,015,000        $1,015,000        $1,015,000            $8,400            $9,570           $10,787
     3         $24,826        $1,022,500        $1,022,500        $1,022,500           $14,460           $16,809           $19,351
     4         $33,942        $1,030,000        $1,030,000        $1,030,000           $20,460           $24,408           $28,850
     5         $43,514        $1,037,500        $1,037,500        $1,037,500           $26,400           $32,384           $39,383
     6         $53,565        $1,045,000        $1,045,000        $1,045,000           $32,671           $41,144           $51,455
     7         $64,118        $1,052,500        $1,052,500        $1,052,500           $38,884           $50,318           $64,799
     8         $75,199        $1,060,000        $1,060,000        $1,060,000           $45,038           $59,927           $79,554
     9         $86,834        $1,067,500        $1,067,500        $1,067,500           $51,134           $69,992           $95,875
    10         $99,051        $1,075,000        $1,075,000        $1,075,000           $57,171           $80,534          $113,931
    15        $169,931        $1,112,500        $1,112,500        $1,112,500           $89,643          $144,940          $241,879
    20        $260,394        $1,150,000        $1,150,000        $1,427,320          $118,511          $224,327          $453,117
    25        $375,851        $1,187,500        $1,187,500        $2,105,113          $145,312          $324,836          $806,557
    30        $523,206        $1,225,000        $1,225,000        $3,057,979          $169,171          $451,534        $1,396,338
    35        $711,272        $1,262,500        $1,262,500        $4,396,259          $187,867          $610,264        $2,376,356
    40        $951,298        $1,300,000        $1,300,000        $6,351,224          $195,938          $807,853        $3,994,481
    45      $1,257,639        $1,337,500        $1,471,984        $9,292,650          $178,619        $1,051,417        $6,637,607
    50      $1,648,615        $1,375,000        $1,706,391       $13,831,440           $99,145        $1,343,615       $10,890,898
--------------------------  -----------------------------------------------------  -------------------------------------------------

                      Account Value Assuming Hypothetical
                      Gross Annual Investment Return of:
                ----------------------------------------------
                             0%          6%         12%
                ----------------------------------------------
                    1      $6,180      $6,572      $6,964
                    2     $12,300     $13,470     $14,687
                    3     $18,360     $20,709     $23,251
                    4     $24,360     $28,308     $32,750
                    5     $30,300     $36,284     $43,283
                    6     $36,181     $44,654     $54,965
                    7     $42,004     $53,438     $67,919
                    8     $47,768     $62,657     $82,284
                    9     $53,474     $72,332     $98,215
                   10     $59,121     $82,484    $115,881
                   15     $89,643    $144,940    $241,879
                ----------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

50  Appendix D

TABLE 10
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco            $7,500 Annual Premium
Death Benefit Option 1                                                    $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges and                  Cash Value Test
Current Fund Level Charges

                                  Death Benefit Assuming Hypothetical              Net Surrender Value Assuming Hypothetical
                                  Gross Annual Investment Return of:                  Gross Annual Investment Return of:
                            ------------------------------------------------  ------------------------------------------------------

              Premiums
  End of    Accumulated at
  Policy     5% Interest
   Year       Per Year          0%               6%              12%                 0%               6%              12%
--------------------------  ------------------------------------------------  ------------------------------------------------------

     1         $7,875       $1,000,000       $1,000,000       $1,000,000           $1,751           $2,121           $2,491
     2        $16,144       $1,000,000       $1,000,000       $1,000,000           $7,323           $8,414           $9,550
     3        $24,826       $1,000,000       $1,000,000       $1,000,000          $12,815          $14,990          $17,344
     4        $33,942       $1,000,000       $1,000,000       $1,000,000          $18,227          $21,861          $25,952
     5        $43,514       $1,000,000       $1,000,000       $1,000,000          $23,559          $29,039          $35,455
     6        $53,565       $1,000,000       $1,000,000       $1,000,000          $29,200          $36,927          $46,338
     7        $64,118       $1,000,000       $1,000,000       $1,000,000          $34,758          $45,146          $58,311
     8        $75,199       $1,000,000       $1,000,000       $1,000,000          $40,233          $53,710          $71,487
     9        $86,834       $1,000,000       $1,000,000       $1,000,000          $45,623          $62,632          $85,992
    10        $99,051       $1,000,000       $1,000,000       $1,000,000          $50,925          $71,925         $101,961
    15       $169,931       $1,000,000       $1,000,000       $1,000,000          $80,683         $129,862         $215,932
    20       $260,394       $1,000,000       $1,000,000       $1,257,628         $105,339         $198,586         $399,247
    25       $375,851       $1,000,000       $1,000,000       $1,817,457         $125,315         $281,785         $696,344
    30       $523,206       $1,000,000       $1,000,000       $2,565,682         $137,189         $380,585       $1,171,544
    35       $711,272       $1,000,000       $1,000,000       $3,541,135         $131,673         $493,759       $1,914,127
    40       $951,298       $1,000,000       $1,000,000       $4,833,658          $87,906         $618,955       $3,040,036
    45     $1,257,639               $0       $1,049,748       $6,529,825               $0         $749,820       $4,664,161
    50     $1,648,615               $0       $1,110,024       $8,775,423               $0         $874,035       $6,909,782
--------------------------  ------------------------------------------------  ------------------------------------------------------


                      Account Value Assuming Hypothetical
                      Gross Annual Investment Return of:
                ----------------------------------------------
                             0%          6%         12%
                ----------------------------------------------
                    1      $5,651      $6,021      $6,391
                    2     $11,223     $12,314     $13,450
                    3     $16,715     $18,890     $21,244
                    4     $22,127     $25,761     $29,852
                    5     $27,459     $32,939     $39,355
                    6     $32,710     $40,437     $49,848
                    7     $37,878     $48,266     $61,431
                    8     $42,963     $56,440     $74,217
                    9     $47,963     $64,972     $88,332
                   10     $52,875     $73,875    $103,911
                   15     $80,683    $129,862    $215,932
                ----------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

                                                                  Appendix D  51

TABLE 11
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco            $7,500 Annual Premium
Death Benefit Option 2                                                    $1 Million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges and                  Cash Value Test
Current Fund Level Charges

                                  Death Benefit Assuming Hypothetical              Net Surrender Value Assuming Hypothetical
                                  Gross Annual Investment Return of:                  Gross Annual Investment Return of:
                            ------------------------------------------------  ------------------------------------------------------

              Premiums
  End of    Accumulated at
  Policy     5% Interest
   Year       Per Year           0%               6%              12%                 0%               6%              12%
--------------------------  ------------------------------------------------  ------------------------------------------------------
     1          $7,875       $1,005,651       $1,006,021       $1,006,391           $1,751           $2,121           $2,491
     2         $16,144       $1,011,223       $1,012,314       $1,013,450           $7,323           $8,414           $9,550
     3         $24,826       $1,016,715       $1,018,889       $1,021,244          $12,815          $14,989          $17,344
     4         $33,942       $1,022,126       $1,025,760       $1,029,850          $18,226          $21,860          $25,950
     5         $43,514       $1,027,457       $1,032,937       $1,039,352          $23,557          $29,037          $35,452
     6         $53,565       $1,032,707       $1,040,433       $1,049,843          $29,197          $36,923          $46,333
     7         $64,118       $1,037,873       $1,048,259       $1,061,422          $34,753          $45,139          $58,302
     8         $75,199       $1,042,955       $1,056,428       $1,074,202          $40,225          $53,698          $71,472
     9         $86,834       $1,047,950       $1,064,954       $1,088,307          $45,610          $62,614          $85,967
    10         $99,051       $1,052,857       $1,073,848       $1,103,871          $50,907          $71,898         $101,921
    15        $169,931       $1,080,590       $1,129,701       $1,215,648          $80,590         $129,701         $215,648
    20        $260,394       $1,104,997       $1,197,884       $1,397,984         $104,997         $197,884         $397,984
    25        $375,851       $1,124,249       $1,279,174       $1,811,032         $124,249         $279,174         $693,882
    30        $523,206       $1,134,252       $1,371,856       $2,556,961         $134,252         $371,856       $1,167,562
    35        $711,272       $1,124,234       $1,465,828       $3,529,381         $124,234         $465,828       $1,907,773
    40        $951,298       $1,072,136       $1,534,907       $4,817,846          $72,136         $534,907       $3,030,092
    45      $1,257,639               $0       $1,510,014       $6,508,662               $0         $510,014       $4,649,044
    50      $1,648,615               $0       $1,267,615       $8,747,157               $0         $267,615       $6,887,525
--------------------------  ------------------------------------------------  ------------------------------------------------------


                          Account Value Assuming Hypothetical
                          Gross Annual Investment Return of:
                ----------------------------------------------
                             0%          6%         12%
                ----------------------------------------------
                    1      $5,651      $6,021      $6,391
                    2     $11,223     $12,314     $13,450
                    3     $16,715     $18,889     $21,244
                    4     $22,126     $25,760     $29,850
                    5     $27,457     $32,937     $39,352
                    6     $32,707     $40,433     $49,843
                    7     $37,873     $48,259     $61,422
                    8     $42,955     $56,428     $74,202
                    9     $47,950     $64,954     $88,307
                   10     $52,857     $73,848    $103,871
                   15     $80,590    $129,701    $215,648
                ----------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

52  Appendix D

TABLE 12
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
Male and Female Each Issue Age 35, Ultra Preferred Non-Tobacco            $7,500 Annual Premium
Death Benefit Option 3                                                    $1 million Initial Face Amount
Guaranteed Schedule of Mortality and Expense Charges and                  Cash Value Test
Current Fund Level Charges

                                  Death Benefit Assuming Hypothetical              Net Surrender Value Assuming Hypothetical
                                  Gross Annual Investment Return of:                  Gross Annual Investment Return of:
                            ------------------------------------------------  ------------------------------------------------------

              Premiums
  End of    Accumulated at
  Policy     5% Interest
   Year       Per Year           0%               6%              12%                 0%               6%              12%
--------------------------  ------------------------------------------------  ------------------------------------------------------
    1           $7,875       $1,007,500       $1,007,500       $1,007,500           $1,751           $2,121           $2,491
    2          $16,144       $1,015,000       $1,015,000       $1,015,000           $7,323           $8,414           $9,550
    3          $24,826       $1,022,500       $1,022,500       $1,022,500          $12,814          $14,989          $17,344
    4          $33,942       $1,030,000       $1,030,000       $1,030,000          $18,226          $21,860          $25,950
    5          $43,514       $1,037,500       $1,037,500       $1,037,500          $23,557          $29,036          $35,452
    6          $53,565       $1,045,000       $1,045,000       $1,045,000          $29,196          $36,922          $46,333
    7          $64,118       $1,052,500       $1,052,500       $1,052,500          $34,751          $45,138          $58,303
    8          $75,199       $1,060,000       $1,060,000       $1,060,000          $40,222          $53,697          $71,473
    9          $86,834       $1,067,500       $1,067,500       $1,067,500          $45,605          $62,612          $85,970
   10          $99,051       $1,075,000       $1,075,000       $1,075,000          $50,900          $71,896         $101,928
   15         $169,931       $1,112,500       $1,112,500       $1,112,500          $80,554         $129,707         $215,743
   20         $260,394       $1,150,000       $1,150,000       $1,255,848         $104,861         $197,988         $398,682
   25         $375,851       $1,187,500       $1,187,500       $1,815,052         $123,780         $279,799         $695,422
   30         $523,206       $1,225,000       $1,225,000       $2,562,418         $132,690         $374,612       $1,170,054
   35         $711,272       $1,262,500       $1,262,500       $3,536,735         $118,778         $476,307       $1,911,749
   40         $951,298       $1,300,000       $1,300,000       $4,827,739          $52,054         $569,365       $3,036,314
   45       $1,257,639               $0       $1,337,500       $6,521,903               $0         $608,158       $4,658,502
   50       $1,648,615               $0       $1,375,000       $8,764,842               $0         $474,240       $6,901,451
--------------------------  ------------------------------------------------  ------------------------------------------------------


                          Account Value Assuming Hypothetical
                          Gross Annual Investment Return of:
                ----------------------------------------------
                             0%          6%         12%
                ----------------------------------------------
                    1      $5,651      $6,021      $6,391
                    2     $11,223     $12,314     $13,450
                    3     $16,714     $18,889     $21,244
                    4     $22,126     $25,760     $29,850
                    5     $27,457     $32,936     $39,352
                    6     $32,706     $40,432     $49,843
                    7     $37,871     $48,258     $61,423
                    8     $42,952     $56,427     $74,203
                    9     $47,945     $64,952     $88,310
                   10     $52,850     $73,846    $103,878
                   15     $80,554    $129,707    $215,743
                ----------------------------------------------

--------------------------------------------------------------------------------
Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

Appendix E

Directors of C.M. Life Insurance Company

Name, Position, Business Address           Principal Occupation(s) During Past Five Years
Lawrence V. Burkett, Jr., Director,        C.M. Life
President and Chief Executive Officer        Director, President and Chief Executive Officer (since 1996)
1295 State Street                          MassMutual
Springfield, MA  01111                       Executive Vice President and General Counsel (since 1993)

Isadore Jermyn, Director and Senior        C.M. Life
Vice President and Actuary                   Director (since 1998); Senior Vice President and Actuary
1295 State Street                          (since 1996)
Springfield, MA  01111                     MassMutual
                                             Senior Vice President and Actuary (since 1999 and 1995-1998)
                                             Senior Vice President and Chief Actuary (1998-1999)
                                             Vice President and Actuary (1980-1995)

Efrem Marder, Director                     C.M. Life
1295 State Street                            Director (since 1999)
Springfield, MA 01111                      MassMutual
                                             Executive Director (1998-present)
                                             Senior Managing Director (1996-1998)
                                             Vice President and Managing Director (1989-1996)

James E. Miller, Director and              C.M. Life
Executive Vice President-Life Operations     Director (since 1998) and Executive Vice President-Life
140 Garden Street                          Operations (since 1999)
Hartford, CT  06154                          Senior Vice President-Life Operations (1998-1999)
                                           MassMutual
                                             Executive Vice President (since 1997 and 1987-1996)
                                           UniCare Life & Health
                                             Senior Vice President (1996-1997)

John V. Murphy, Director                   C.M. Life
1295 State Street                            Director (since 1999)
Springfield, MA  01111                     MassMutual
                                             Executive Vice President (since 1997)
                                           David L. Babson & Co., Inc.
                                             Executive Vice President and Chief Operating Officer (1995-
                                           1997)
                                           Concert Capital Management, Inc.
                                             Chief Operating Officer (1993-1995)


54  Appendix E

Robert J. O'Connell, Director              C.M. Life
1295 State Street                            Director (since 1999)
Springfield, MA  01111                     MassMutual
                                             Chairman (since 2000), President and Chief Executive Officer
                                           (since 1999)
                                           American International Group, Inc.
                                             Senior Vice President (1991-1998)
                                           AIG Life Companies
                                             President and Chief Executive Officer (1991-1998)

PRINCIPAL OFFICERS (other than those who are also Directors):

Stuart H. Reese, Executive Vice            C.M. Life
President-Investments                        Executive Vice President-Investments (since 1999)
1295 State Street                            Director and Senior Vice President-Investments (1996-
Springfield, MA  01111                     1999)
                                           MassMutual
                                             Executive Vice President and Chief Executive Officer (since
                                           1999)
                                             Chief Executive Director-Investment Management (1997-
                                           1999)
                                             Senior Vice President (1993-1997)

Edward M. Kline, Vice President and        C.M. Life
Treasurer                                    Vice President (since 1999) and Treasurer (since 1997)
1295 State Street                          MassMutual
Springfield, MA  01111                       Vice President (since 1989) and Treasurer (since 1997)

Ann F. Lomeli, Senior Vice President       C.M. Life
and Secretary                                Senior Vice President (since 1999) and Secretary (since 1988)
1295 State Street                          MassMutual
Springfield, MA  01111                       Senior Vice President, Secretary and Deputy General Counsel
                                           (since 1999)
                                             Vice President, Secretary and Deputy General Counsel (1999)
                                             Vice President, Secretary and Associate General
                                           Counsel (1998-1999)
                                             Vice President, Associate Secretary and Associate General
                                           Counsel (1996-1998)
                                           Connecticut Mutual Life Insurance Company
                                             Corporate Secretary and Counsel (1988-1996)

                                                                  Appendix E  55

                          C.M. LIFE INSURANCE COMPANY

                                    _______


                         INTERIM FINANCIAL STATEMENTS

             for the nine months ended September 30, 1999 and 1998

                          C.M. LIFE INSURANCE COMPANY
                  STATUTORY STATEMENTS OF FINANCIAL POSITION
                                  (Unaudited)

                                                             September 30,      December 31,
                                                                      1999              1998
                                                                      ----              ----

                                                            ($ In Millions Except for  Par Value)
Assets:
Bonds                                                             $  736.2        $  683.0
Mortgage loans                                                       216.4           126.3
Other investments                                                     74.3            76.3
Policy loans                                                         139.8           150.4
Cash and short-term investments                                       64.6           105.7
                                                                  --------        --------
         Total invested assets                                     1,231.3         1,141.7

Investment and insurance amounts receivable                           53.2            36.0
Transfers due from separate accounts                                  45.1            34.3
                                                                  --------        --------
                                                                   1,329.6         1,212.0
Separate account assets                                            1,385.2         1,318.9
                                                                  --------        --------

         Total assets                                             $2,714.8        $2,530.9
                                                                  ========        ========

Liabilities:
Policyholders' reserves and funds                                 $1,089.1        $  996.3
Policyholders' claims and other benefits                               4.0             3.8
Payable to parent                                                     42.6            28.8
Asset valuation and other investment reserves                         27.1            23.9
Other liabilities                                                     41.9            18.2
                                                                  --------        --------
                                                                   1,204.7         1,071.0
Separate account liabilities                                       1,385.2         1,318.9
                                                                  --------        --------

         Total liabilities                                         2,589.9         2,389.9
                                                                  --------        --------

Shareholder's equity:
Common stock, $200 par value
         50,000 shares authorized
         12,500 shares issued and outstanding                          2.5             2.5
Paid-in and contributed surplus                                       68.8            68.8
Surplus                                                               53.6            69.7
                                                                  --------        --------
         Total shareholder's equity                                  124.9           141.0
                                                                  --------        --------

         Total liabilities and shareholder's equity               $2,714.8        $2,530.9
                                                                  ========        ========

            See condensed notes to statutory financial statements.

                           C.M. LIFE INSURANCE COMPANY
                         STATUTORY STATEMENTS OF INCOME
                                   (Unaudited)

                                                            Nine Months Ended September 30,
                                                            -------------------------------
                                                                 1999           1998
                                                                 ----           ----

                                                                   ($ In Millions)
Revenue:
Premium income                                                 $494.6         $289.7
Net investment income                                            58.0           61.0
Fees and other income                                             4.6            2.6
                                                               ------         ------
                                                                557.2          353.3
                                                               ------         ------
Benefits and expenses:
Policyholders'  benefits and payments                           223.1          104.2
Addition to policyholders' reserves and funds                   212.3          139.3
Operating expenses                                               72.0           46.3
Commissions                                                      50.1           34.4
State taxes, licenses and fees                                    6.4            5.9
                                                               ------         ------
                                                                563.9          330.1
                                                               ------         ------
Net gain (loss) from operations before federal income
taxes                                                            (6.7)          23.2
Federal income tax expense                                        2.6            6.8
                                                               ------         ------
Net gain (loss) from operations                                  (9.3)          16.4

Net realized capital loss                                        (4.2)          (1.9)
                                                               ------         ------

Net income (loss)                                              $(13.5)        $ 14.5
                                                               ======         ======

            See condensed notes to statutory financial statements.

                           C.M. LIFE INSURANCE COMPANY
             STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                   (Unaudited)

                                                             Nine Months Ended September 30,
                                                             -------------------------------
                                                                   1999           1998
                                                                   ----           ----

                                                                     ($ In Millions)
Shareholder's equity, beginning of year                          $141.0         $113.2
Increases (decreases) due to:
Net income (loss)                                                 (13.5)          14.5
Change in net unrealized capital gain (loss)                        1.2           (8.5)
Change in asset valuation and other investment reserves            (3.2)           6.5
Capital contribution                                                  -           25.0
Changes in non-admitted assets and other                           (0.6)           1.4
                                                                 ------         ------
                                                                  (16.1)          38.9
                                                                 ------         ------

Shareholder's equity, end of period                              $124.9         $152.1
                                                                 ======         ======

            See condensed notes to statutory financial statements.

                           C.M. LIFE INSURANCE COMPANY
                       STATUTORY STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                               Nine Months Ended September 30,
                                                               -------------------------------
                                                                    1999             1998
                                                                    ----             ----

                                                                       ($ In Millions)
Operating activities:
Net income (loss)                                               $  (13.5)        $   14.5
Additions to policyholders' reserves and funds
    net of transfers to separate accounts                           93.0             13.7
Net realized capital loss                                            4.2              1.9
Other changes                                                       16.2              7.3
                                                                --------         --------

          Net cash provided by operating activities                 99.9             37.4
                                                                --------         --------

Investing activities:
Loans and purchases of investments                                (429.6)          (466.1)
Sales and maturities of investments and
   receipts from repayments of loans                               288.6            465.3
                                                                --------         --------

          Net cash used in investing activities                   (141.0)            (0.8)
                                                                --------         --------

Financing activities:
Capital and surplus contribution                                       -             25.0
                                                                --------         --------

          Net cash provided by financing activities                    -             25.0
                                                                --------         --------

Increase (decrease) in cash and short-term investments             (41.1)            61.6

Cash and short-term investments, beginning of year                 105.7             88.4
                                                                --------         --------

Cash and short-term investments, end of period                  $   64.6         $  150.0
                                                                ========         ========

            See condensed notes to statutory financial statements.

                           C.M. Life Insurance Company
                Condensed Notes to Statutory Financial Statements
                               September 30, 1999
                                   (Unaudited)


C.M. Life Insurance Company ("C.M. Life" or "The Company"), is organized as a stock life insurance company. The Company primarily sells flexible premium universal life insurance, variable universal life insurance and variable annuity products, and is licensed in Puerto Rico, the District of Columbia and 49 states, (excluding the State of New York). C.M. Life is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual").

Certain prior period amounts have been restated to conform to current presentation. These financial statements have been prepared under the presumption that users of the interim financial information have either read or have access to C.M. Life's audited statutory financial statements for the year ended December 31, 1998. Accordingly, footnote disclosures, which would substantially duplicate the disclosures contained in C.M. Life's December 31, 1998, audited statutory financial statements, have been omitted from these interim financial statements.

1.  Summary of Accounting Practices
-----------------------------------

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"). The more significant differences are as follows:
(a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies, (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; and (e) payments received for universal life products and variable annuities are reported as premium revenue, whereas, under GAAP, these payments would be recorded as deposits to policyholders' account balances.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective no later than January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to surplus on the effective date. The Company is currently reviewing the impact of codification; however, the impact has not been determined at this time.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these financial statements.

In the Company's opinion these financial statements contain all adjustments, consisting of only normal recurring adjustments, necessary to present fairly its statutory financial position in accordance with statutory accounting principles, as of September 30, 1999 and December 31, 1998, the results of its operations for the three month and nine month periods ended September 30, 1999 and 1998, changes in shareholder's equity and its cash flows for the nine month periods ended September 30, 1999 and 1998.

2.  Related Party Transactions
------------------------------

C.M. Life has an agreement with MassMutual, whereby MassMutual furnishes the Company operating facilities, human resources, computer software development and managerial services. Additionally, investment and administrative services are provided by MassMutual under a management services agreement. Fees incurred under the terms of these agreements were $37.8 million and $73.9 million for the three and nine month periods ending September 30, 1999, respectively, and $19.1 million and $47.4 million for the three and nine month periods ended September 30, 1998, respectively.

The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 75% of the premiums on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits and a modified coinsurance adjustment based upon experience. The Company retains the assets and related reserves for the payment of future benefits on ceded policies. In addition to the modified coinsurance agreement, the Company also has a stop-loss agreement with MassMutual under which the Company cedes claims that, in aggregate, exceed .22% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. The Company incurred approximately $0.3 million and $0.9 million in premiums under the agreement for the three and nine month periods ending September 30, 1999, respectively, and $0.3 million and $0.8 million in premiums for the three and nine month periods ending September 30, 1998, respectively.

3.  Segment Information
-----------------------

C.M. Life's operations consist of one business segment, which principally sells universal life insurance, variable life insurance and annuity products. C.M. Life is not dependent upon any single customer and no single customer accounted for more than 10% of revenues for the three and nine month periods ended September 30, 1999 and 1998, respectively.

Report Of Independent Accountants

To the Board of Directors and Policyholders of C.M. Life Insurance Company

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company as of December 31, 1998 and 1997, and the related statutory statements of income and changes in shareholder's equity, and of cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of Connecticut, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements audited by us do not present fairly, in conformity with generally accepted accounting principles, the financial position of C.M. Life Insurance Company as of December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

In our opinion, the financial statements audited by us present fairly, in all material respects, the financial position of C.M. Life Insurance Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, on the basis of accounting described in Note 1.

PricewaterhouseCoopers LLP

Springfield, Massachusetts
February 25, 1999

C.M. Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                   December 31,

                                                     1998          1997
                                                     ----          ----
                                                        (In Millions)
Assets:
Bonds                                             $  683.0       $  664.5
Mortgage loans                                       126.3          101.6
Other investments                                     76.3           63.6
Policy loans                                         150.4          142.5
Cash and short-term investments                      105.7           88.4
                                                  --------       --------
                                                   1,141.7        1,060.6
Investment and insurance amounts
  receivable                                          33.9           30.1
Federal income tax receivable                          2.1           --
Transfer due from separate accounts                   34.3           32.0
                                                  --------       --------
                                                   1,212.0        1,122.7
Separate account assets                            1,318.9        1,096.5
                                                  --------       --------
                                                  $2,530.9       $2,219.2
                                                  ========       ========






                 See notes to statutory financial statements.

C.M. Life Insurance Company

                                                         December 31,

                                                          1998         1997
                                                          ----         ----
                                            ($ In Millions Except for Par Value)
Liabilities:
Policyholders' reserves and funds                     $  996.3     $  951.0
Policyholders' claims and other benefits                   3.8          4.5
Payable to parent                                         28.8         13.6
Federal income taxes                                      --            6.1
Asset valuation and other investment reserves             23.9         26.6
Other liabilities                                         18.2          7.7
                                                      --------     --------
                                                       1,071.0      1,009.5
Separate account liabilities                           1,318.9      1,096.5
                                                      --------     --------
                                                       2,389.9      2,106.0
                                                      --------     --------
Shareholder's equity:
Common stock, $200 par value
       50,000 shares authorized
       12,500 shares issued and outstanding                2.5          2.5
Paid-in and contributed surplus                           68.8         43.8
Surplus                                                   69.7         66.9
                                                      --------     --------
                                                         141.0        113.2
                                                      --------     --------
                                                      $2,530.9     $2,219.2
                                                      ========     ========






                 See notes to statutory financial statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                   Years Ended December 31,

                                                     1998      1997     1996
                                                     ----      ----     ----
                                                          (In Millions)
Revenue:
Premium income                                      $406.4    $331.3   $314.4
Net investment income                                 82.4      75.3     75.2
Fees and other income                                  5.5       7.5      8.7
                                                    ------    ------   ------
                                                     494.3     414.1    398.3
                                                    ------    ------   ------
Benefits and expenses:
Policyholders' benefits and payments                 185.2     100.4     99.0
Addition to policyholders' reserves and funds        168.8     200.7    217.8
Operating expenses                                    72.1      49.5     45.4
Commissions                                           49.6      33.5     25.0
State taxes, licenses and fees                         8.1       3.5      3.2
                                                    ------    ------   ------
                                                     483.8     387.6    390.4
                                                    ------    ------   ------
Net gain from operations before federal
  income taxes                                        10.5      26.5      7.9
Federal income taxes                                   6.8      19.0      6.3
                                                    ------    ------   ------
Net gain from operations                               3.7       7.5      1.6
Net realized capital gain (loss)                      (1.1)      0.1      0.6
                                                    ------    ------   ------
Net income                                          $  2.6    $  7.6   $  2.2
                                                    ======    ======   ======



                 See notes to statutory financial statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                                                  Years Ended December 31,

                                                    1998      1997      1996
                                                    ----      ----      ----
                                                        (In Millions)

Shareholder's equity, beginning of year            $113.2    $109.8    $113.2
                                                   ------    ------    ------
Increases (decreases) due to:
  Net income                                          2.6       7.6       2.2
  Change in asset valuation and investment
    reserves                                          2.7      (4.8)     (1.9)
  Change in net unrealized capital gain (loss)       (5.8)      0.8      (1.0)
  Capital contribution                               25.0      --        --
  Other                                               3.3      (0.2)     (2.7)
                                                   ------    ------    ------
                                                     27.8       3.4      (3.4)
                                                   ------    ------    ------
Shareholder's equity, end of year                  $141.0    $113.2    $109.8
                                                   ======    ======    ======



                 See notes to statutory financial statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                     Years Ended December 31,

                                                      1998      1997      1996
                                                      ----      ----      ----
                                                            (In Millions)
Operating activities:
    Net income                                      $   2.6   $   7.6   $   2.2
    Additions to policyholders' reserves and funds
      net of transfers to separate accounts            44.6      44.2      41.6
    Net realized capital (gain) loss                    1.1      (0.1)     (0.6)
    Other changes                                       7.8       0.5      (0.8)
                                                    -------   -------   -------
    Net cash provided by operating activities          56.1      52.2      42.4
                                                    -------   -------   -------
Investing activities:
    Loans and purchases of investments               (568.6)   (438.6)   (184.9)
    Sales and maturities of investments and
      receipts from repayment of loans                504.8     411.1     191.1
                                                    -------   -------   -------
    Net cash provided by (used in) investing
       activities                                     (63.8)    (27.5)      6.2
                                                    -------   -------   -------
Financing Activities:
  Capital and surplus contribution                     25.0      --        --
                                                    -------   -------   -------
Increase in cash and short-term investments            17.3      24.7      48.6
Cash and short-term investments, beginning of
  year                                                 88.4      63.7      15.1
                                                    -------   -------   -------
Cash and short-term investments, end of year        $ 105.7   $  88.4   $  63.7
                                                    =======   =======   =======





                  See notes to statutory financial statements

NOTES TO STATUTORY FINANCIAL STATEMENTS

    C.M. Life Insurance Company (the Company) is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). On March 1, 1996, the operations of the Company's former parent, Connecticut Mutual Life Insurance Company, were merged into MassMutual. The Company is primarily engaged in the sale of flexible premium universal life insurance and variable annuity products distributed through career agents. The Company is licensed to sell life insurance and annuities in Puerto Rico, the District of Columbia and 49 states (excluding New York).

1.  SUMMARY OF ACCOUNTING PRACTICES

    The accompanying statutory financial statements, have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Department of Insurance of the State of Connecticut and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; and (e) payments received for universal life products and variable annuities are reported as premium revenue, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

    In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective no later than January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to surplus on the effective date. The Company is currently reviewing the impact of Codification; however, since the Department of Insurance of the State of Connecticut has not approved Codification, the ultimate impact cannot be determined at this time.

    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these financial statements.

    Certain 1997 and 1996 amounts have been reclassed to conform with the current year presentation.

    The following is a description of the Company's principal accounting policies and practices.

A.  Investments

    Bonds are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost.

    Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain.

   Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

   Short-term investments are stated at amortized cost, which approximates fair value.

   Other invested assets include investments in affiliated mutual funds and preferred stocks and are valued in accordance with rules established by the NAIC. Generally, investments in mutual funds are valued at fair value and preferred stocks in good standing at cost.

   In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve ("AVR") and an Interest Maintenance Reserve ("IMR"). The AVR and other investment reserves stabilize surplus against fluctuations in the value of stocks, as well as declines in the value of bonds and mortgage loans. The IMR captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest related gains and losses are amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after-tax capital gains of $2.6 million in 1998, $2.0 million in 1997 and $0.4 million in 1996 were transferred to the IMR. Amortization of the IMR into net investment income amounted to $0.3 million in 1998 and $0.1 million in 1997 and 1996. At December 31, 1997, the IMR consisted of a net loss deferral, which, in accordance with the regulations, was recorded as a reduction of surplus.

   Realized capital gains and losses, less taxes, not includable in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in surplus.

B. Separate Accounts

   Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity contract holders. Assets consist principally of marketable securities reported at fair value. Transfers due from separate accounts represent the policyholders' account values in excess of statutory benefit reserves. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives administrative and investment advisory fees from these accounts.

   Net transfers to separate accounts of $121.0 million, $146.5 million and $170.5 million in 1998, 1997 and 1996, respectively, are included in the addition to policyholders' reserves and funds.

C. Non-admitted Assets

   Assets designated as "non-admitted" (principally prepaid agent commissions, other prepaid expenses and the IMR, when in a net loss deferral position) are excluded from the statutory statement of financial position. These amounted to $5.5 million and $5.7 million as of December 31, 1998 and 1997, respectively and changes therein are charged directly to surplus.

D. Policyholders' Reserves and Funds

   Policyholders' reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium, the Commissioners' Reserve Valuation Method and the California Method bases using the 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 3.0 to 4.5 percent.

   Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 5.25 to 9.0 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $129.8 million and $115.6 million at December 31, 1998 and 1997, respectively with a fair value of $132.8 million and $116.0 million at December 31, 1998 and 1997, respectively as determined by discounted cash flow projections.

   The Company made certain changes in the valuation of policyholders' reserves which increased surplus by $2.7 million in 1998.

E. Premium and Related Expense Recognition

   Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Commissions and other costs related to the issuance of new policies, maintenance and settlement costs are charged to current operations when incurred.

F. Cash and Short-term Investments

   For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid short-term investments purchased with a maturity of twelve months or less to be short-term investments.

2. FEDERAL INCOME TAXES

   Provision for federal income taxes is based upon the Company's estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and acquisition costs, resulted in effective tax rates which differ from the statutory tax rate.

   The Company plans to file a separate company 1998 federal income tax return.

   The Internal Revenue Service has completed its examination of the Company's income tax returns through the year 1995.

   Federal tax payments were $16.9 million in 1998, $6.8 million in 1997 and $17.6 million in 1996.

3. SHAREHOLDER'S EQUITY

   The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of all states in which the Company is licensed to do business. Substantially all of the statutory shareholder's equity is subject to dividend restrictions relating to various state regulations, which limit the payment of dividends to the shareholder without prior approval. Under these regulations, $11.3 million of shareholder's equity is available for distribution to the shareholder in 1999 without prior regulatory approval.

   During 1998, MassMutual contributed additional paid-in capital of $25.0 million to the Company.

4. RELATED PARTY TRANSACTIONS

   MassMutual and the Company have an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Similar arrangements were in place with Connecticut Mutual Life Insurance Company, the Company's former parent, prior to its merger with MassMutual. Fees incurred under the terms of these agreements were $74.1 million, $39.7 million and $45.9 million in 1998, 1997 and 1996, respectively.

   Prior to March 1, 1996, the Company had an underwriting agreement with its affiliates GR Phelps & Co., Inc. and MML Distributors LLC. Under this agreement, the affiliates paid commissions and received the cash flows from variable annuity contract fees. Effective March 1, 1996, this agreement was cancelled, and the Company began paying all commissions and retained the right to the related future cash flows from contract fees.

   The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company's retention limit per individual insured is $12.0 million; the portion of the risk exceeding the retention limit is reinsured with other insurers. The Company is contingently liable with respect to ceded reinsurance in the event any reinsurer is unable to fulfill its contractual obligations.

   The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 75% of the premiums on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment based upon experience. Reserves for payment of future benefits for the ceded policies are retained by the Company.

   The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 18% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. The aggregate limit was $36.9 million in 1998, $35.6 million in 1997, and $28.1 million in 1996 and it was not exceeded in any of the years. The Company paid approximately $1.0 million in premiums to MassMutual under the agreement in 1998 and 1997, and $0.4 million in 1996.

5. INVESTMENTS

   The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

A. Bonds

   The carrying value and estimated fair value of investments in bonds as of December 31, 1998 and 1997 are as follows:

                                                  December 31, 1998
                                                  -----------------
                                                   Gross     Gross     Estimated
                                      Carrying  Unrealized Unrealized     Fair
                                        Value      Gains     Losses      Value
                                      --------  ---------- ----------  ---------
                                                     (In Millions)

    U. S. Treasury securities          $   69.3    $   1.4    $  0.1    $   70.6
     and obligations of U.S.
     government corporations
     and agencies
    Debt securities issued by               3.2         --       0.1         3.1
     foreign governments
    Mortgage-backed securities             57.9        1.6       0.2        59.3
    State and local governments            12.1        0.4       0.2        12.3
    Corporate debt securities             522.6       17.8       3.0       537.4
    Utilities                              17.9        0.9        --        18.8
                                       --------    -------    ------    --------
     Total                             $  683.0    $  22.1    $  3.6    $  701.5
                                       ========    =======    ======    ========

                                                  December 31, 1997
                                                  -----------------
                                                   Gross     Gross     Estimated
                                      Carrying  Unrealized Unrealized     Fair
                                        Value      Gains     Losses      Value
                                      --------  ---------- ----------  ---------
                                                     (In Millions)

    U. S. Treasury securities          $  104.3    $   2.2    $  0.2    $  106.3
     and obligations of U.S.
     government corporations
     and agencies
    Debt securities issued by               4.6        --        0.3         4.3
     foreign governments
    Mortgage-backed securities             38.8        1.0       0.2        39.6
    State and local governments            20.0        0.3      --          20.3
    Corporate debt securities             471.8       15.6       1.9       485.5
    Utilities                              25.0        1.1      --          26.1
                                       --------    -------    ------    --------
     Total                             $  664.5    $  20.2    $  2.6    $  682.1
                                       ========    =======    ======    ========

   The carrying value and estimated fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                                                                          Estimated
                                                    Carrying                Fair
                                                      Value                 Value
                                                    --------              ---------
                                                            (In Millions)
        Due in one year or less                     $   52.2              $   52.5
        Due after one year through five years          216.8                 223.2
        Due after five years through ten years         233.1                 240.0
        Due after ten years                             69.4                  72.1
                                                    --------              --------
                                                       571.5                 587.8
        Mortgage-backed securities, including
           securities guaranteed by the U.S.
           Government                                  111.5                 113.7
                                                    --------              --------
          Total                                     $  683.0              $  701.5
                                                    ========              ========

   Proceeds from sales of investments in bonds were $480.4 million during 1998, $388.8 million during 1997, and $162.9 million during 1996. Gross capital gains of $5.0 million in 1998, $3.8 million in 1997, and $1.6 million in 1996 and gross capital losses of $0.9 million in 1998, $0.5 million in 1997, and $0.9 million in 1996 were realized on those sales, portions of which were included in the IMR. Estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix and quoted market prices for publicly traded bonds.

B. Mortgages

   The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, approximated carrying value.

   The Company had restructured loans with book values of $10.4 million and $17.3 million at December 31, 1998 and 1997, respectively. The loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods totaled $0.2 million in 1998, 1997 and 1996. At December 31, 1998, scheduled commercial mortgage loan maturities were as follows: 1999 - $8.6 million; 2000 - $1.5 million; 2001 - $10.3 million; 2002 - $15.0 million; 2003 - $8.6 million; and
   $37.0 million thereafter.

C. Policy Loans

   Policy loans are recorded at cost as it is not practicable to determine the fair value since they do not have a stated maturity.

D. Other

   Investments in affiliated mutual funds had a cost of $62.4 million in 1998 and $50.2 million in 1997 with fair values of $67.7 million in 1998 and $61.4 million in 1997, using quoted market prices. Preferred stocks in good standing had fair values of $0.5 million in 1998 using a pricing matrix for non-publicly traded stocks and quoted market prices for publicly traded stocks. At December 31, 1998, the fair values of preferred stocks approximated cost. The Company did not invest in any preferred stocks at December 31, 1997.

   The carrying value of investments which were non-income producing for the preceding twelve months was $0.4 million at December 31, 1998 and 1997.

6. PORTFOLIO RISK MANAGEMENT

   The Company manages its investment risks primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these instruments, which are not recorded in the financial statements, are based upon market prices or prices obtained from brokers. The Company does not hold or issue these financial instruments for trading purposes.

   The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

   The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. IMR amortization is included in net investment income on the Statutory Statement of Income. Net amounts receivable and payable are accrued as adjustments to investment income and included in investment and insurance amounts receivable on the Statutory Statement of Financial Position. At December 31, 1998 and 1997, the Company had swaps outstanding with notional amounts of $197.5 million and $46.5 million, respectively. The fair value of these instruments was $2.7 million at December 31, 1998 and $0.2 million at December 31, 1997.

   Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to ten years. The amounts paid for options purchased are amortized into investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 1998 and 1997, the Company had option contracts with notional amounts of $961.2 million and $111.3 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $7.5 million and $2.2 million which had fair values of $9.8 million and $2.3 million at December 31, 1998 and 1997, respectively.

   Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Amounts receivable and payable are accrued as adjustments to investment income and included in the Statutory Statement of Financial Position as investment and insurance amounts receivable. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 1998, the Company had agreements with notional amounts of $355.0 million. The Company's credit risk exposure on these agreements is limited to the unamortized costs of $0.5 million. The fair values of these instruments were $1.6 million at December 31, 1998. At December 31, 1997, the Company did not have any open interest rate caps or floor agreements.

   The Company utilizes asset swap agreements to reduce exposures, such as currency risk and prepayment risk, built into certain assets acquired. Cross-currency interest rate swaps allow investment in foreign currencies, increasing access to additional investment opportunities, while limiting foreign exchange risk. The net cash flows from asset and currency swaps are recognized as adjustments to the underlying assets' investment income. Gains and losses realized on the termination of these contracts adjusts the bases of the underlying asset. Notional amounts relating to asset and currency swaps totaled $1.0 million at December 31, 1997. The fair values of these instruments were an unrealized gain of $0.1 million at December 31, 1997. As of December 31, 1998, the Company did not have any open asset swap agreements.

   The Company enters into forward U.S. Treasury, Government National Mortgage Association ("GNMA") and Federal National Mortgage Association ("FNMA") commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the IMR over the remaining life of the asset. At December 31, 1998 and 1997, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $1.0 million and $3.0 million, respectively.

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $14.2 million and $2.6 million at December 31, 1998 and 1997, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions have been obtained with counterparties when considered prudent.

7. BUSINESS RISKS AND CONTINGENCIES

   The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

   The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact its financial position, results of operations or liquidity.

8. AFFILIATED COMPANIES

   The relationship of the Company, its parent and affiliated companies as of December 31, 1998 is illustrated below. Subsidiaries are wholly-owned by the parent, except as noted.

    Parent
    ------
    Massachusetts Mutual Life Insurance Company

    Subsidiaries of Massachusetts Mutual Life Insurance Company
    -----------------------------------------------------------
    CM Assurance Company
    CM Benefit Insurance Company
    C.M. Life Insurance Company
    MassMutual Holding Company
    MassMutual of Ireland, Limited
    MML Bay State Life Insurance Company
    MML Distributors, LLC
    MassMutual Mortgage Finance, LLC

         Subsidiaries of MassMutual Holding Company
         ------------------------------------------
         GR Phelps & Co., Inc.
         MassMutual Holding Trust I
         MassMutual Holding Trust II
         MassMutual Holding MSC, Inc.
         MassMutual International, Inc.
         MML Investor Services, Inc.

         Subsidiaries of MassMutual Holding Trust I
         ------------------------------------------
         Antares Capital Corporation - 99.4%
         Charter Oak Capital Management, Inc. - 80.0%
         Cornerstone Real Estate Advisors, Inc.
         DLB Acquisition Corporation - 85.8%
         Oppenheimer Acquisition Corporation - 89.36%

         Subsidiaries of MassMutual Holding Trust II
         -------------------------------------------
         CM Advantage, Inc.
         CM International, Inc.
         CM Property Management, Inc.
         HYP Management, Inc.
         MMHC Investments, Inc.
         MML Realty Management
         Urban Properties, Inc.
         MassMutual Benefits Management, Inc.

         Subsidiaries of MassMutual International, Inc.
         ----------------------------------------------
         Compensa de Seguros de Vida S.A. - 33.5%
         MassLife Seguros de Vida (Argentina) S. A.
         MassMutual International (Bermuda) Ltd.
         Mass Seguros de Vida (Chile) S. A. - 33.5%
         MassMutual International (Luxembourg) S. A.

         MassMutual Holding MSC, Inc.
         ----------------------------
         MassMutual Corporate Value Limited - 40.93%
         9048 - 5434 Quebec, Inc.
         1279342 Ontario Limited

    Affiliates of Massachusetts Mutual Life Insurance Company
    ---------------------------------------------------------
    MML Series Investment Fund
    MassMutual Institutional Funds
    Oppenheimer Value Stock Fund